As filed with the Securities and Exchange Commission on August 27, 2009

1933 Act Registration No. 2-78310

1940 Act Registration No. 811-3504

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 41	☒

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 40	☒

UBS RMA TAX-FREE FUND INC.

(Exact name of registrant as specified in charter)

51 West 52nd Street

New York, New York 10019-6114

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 882-5000

MARK F. KEMPER, ESQ.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

(Name and address of agent for service)

Copies to:

JACK W. MURPHY, ESQ.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006-2401

Telephone: (202) 261-3303

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to Rule 485(b)

☒	On August 28, 2009 pursuant to Rule 485(b)

☐	60 days after filing pursuant to Rule 485(a)(1)

☐	On pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to Rule 485(a)(2)

☐	On pursuant to Rule 485(a)(2)

Title of Securities Being Registered: Shares of Common Stock of UBS RMA Tax-Free Fund Inc.

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New Jersey Municipal Money Fund

New York Municipal Money Fund

Prospectus

August 28, 2009

This prospectus offers shares of these money market funds primarily to participants in the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account BSA® Program and certain UBS Financial Services Inc. advisory programs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA Funds

Contents

The funds
What every investor should know about the funds

Money Market Portfolio
Investment objective, strategies and risks	Page 3
Performance	Page 4
Expenses and fee tables	Page 5
U.S. Government Portfolio
Investment objective, strategies and risks	Page 6
Performance	Page 7
Expenses and fee tables	Page 8
Tax-Free Fund
Investment objective, strategies and risks	Page 9
Performance	Page 10
Expenses and fee tables	Page 11
California Municipal Money Fund
Investment objective, strategies and risks	Page 12
Performance	Page 13
Expenses and fee tables	Page 14
New Jersey Municipal Money Fund
Investment objective, strategies and risks	Page 15
Performance	Page 16
Expenses and fee tables	Page 17
New York Municipal Money Fund
Investment objective, strategies and risks	Page 18
Performance	Page 19
Expenses and fee tables	Page 20
More about risks and investment strategies	Page 21

Your investment
Information for managing your fund account

Managing your fund account	Page 24
—Buying shares
—Selling shares
—Additional information about your account
—Market timing
—Pricing and valuation

Additional information
Additional important information about the funds

Management	Page 29
Dividends and taxes	Page 30
Disclosure of portfolio holdings	Page 31
Financial highlights	Page 32
Where to learn more about the funds	Back Cover

The funds are not complete or balanced investment programs.

2	UBS Global Asset Management

UBS RMA Funds—Money Market Portfolio

Investment objective, strategies and risks

Fund objective

Maximum current income consistent with liquidity and conservation of capital.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in US dollars.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Foreign investing risk—The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund’s foreign investments must be denominated in US dollars, it generally is not subject to the risk of changes in currency valuations.

•

US Government securities risk—There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

UBS Global Asset Management	3

UBS RMA Funds—Money Market Portfolio

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.14%

Best quarter during years shown: 3rd quarter, 2000—1.55%

Worst quarter during years shown: 3rd quarter, 2003—0.12%

Average annual total returns

as of December 31, 2008

One year	2.32%
Five years	3.02%
Ten years	3.17%

4	UBS Global Asset Management

UBS RMA Funds—Money Market Portfolio

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees			0.50%
Service (12b-1) fees			None
Other expenses
Service (non-12b-1) fees	0.13	%***
Miscellaneous expenses****	0.06%

			0.19%

Total annual fund operating expenses			0.69%

Less fee waiver/expense reimbursement@			0.13%

Net expenses			0.56%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
****	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.21%, total annual fund operating expenses would be 0.71% and net expenses would be 0.58% until the termination of the Temporary Guarantee Program.
@	The fund and UBS Financial Services Inc. have entered into a written fee waiver agreement pursuant to which UBS Financial Services Inc. is contractually obligated to waive a portion of its management fees and/or reimburse the fund so that the fund’s aggregate management and service fees do not exceed 0.50%, for as long as the shareholder services plan between the fund and UBS Global AM remains in effect. In addition, UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$57	$208	$371	$846

This example does not reflect RMA/Business Services Account BSA program fees.

UBS Global Asset Management	5

UBS RMA Funds—U.S. Government Portfolio

Investment objective, strategies and risks

Fund objective

Maximum current income consistent with liquidity and conservation of capital.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, US government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. Many US government money market instruments pay income that is generally exempt from state and local income tax, although it may be subject to corporate franchise tax in some states.

The fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest. Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities. In deciding whether an investment in a repurchase agreement is more attractive than a direct investment in government securities, the fund considers the possible loss of this tax advantage.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•

US Government securities risk—There are different types of US government securities with different levels of credit risk. Some US government securities are issued or guaranteed by the US Treasury and are supported by the full faith and credit of the United States. Other types of US government securities are supported by the full faith and credit of the United States (but not issued by the US Treasury). These securities have the lowest credit risk. Still other types of US government securities are: (1) supported by the ability of the issuer to borrow from the US Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain US government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are riskier than those that are.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

6	UBS Global Asset Management

UBS RMA Funds—U.S. Government Portfolio

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.01%

Best quarter during years shown: 4th quarter, 2000—1.47%

Worst quarter during years shown: 2nd quarter, 2004—0.11%

Average annual total returns

as of December 31, 2008

One year	1.44%
Five years	2.66%
Ten years	2.89%

UBS Global Asset Management	7

UBS RMA Funds—U.S. Government Portfolio

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees	0.38%
Service (12b-1) fees	0.13	%***
Other expenses****	0.03%

Total annual fund operating expenses@	0.54%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
****	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.05% and total annual fund operating expenses would be 0.56% until the termination of the Temporary Guarantee Program.
@	UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time.

For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive a portion of its fees and/or reimburse expenses. As a result of voluntarily waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended June 30, 2009, was 0.53%. The “Financial Highlights” section contains further information. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$54	$173	$302	$677

This example does not reflect RMA/Business Services Account BSA program fees.

8	UBS Global Asset Management

UBS RMA Funds—Tax-Free Fund

Investment objective, strategies and risks

Fund objective

Maximum current income exempt from federal income tax consistent with liquidity and conservation of capital.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality, municipal money market instruments.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

UBS Global Asset Management	9

UBS RMA Funds—Tax-Free Fund

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.02%

Best quarter during years shown: 4th quarter, 2000—0.95%

Worst quarter during years shown: 3rd quarter, 2003—0.07%

Average annual total returns

as of December 31, 2008

One year	1.51%
Five years	1.98%
Ten years	1.96%

10	UBS Global Asset Management

UBS RMA Funds—Tax-Free Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees	0.39%
Service (12b-1) fees	0.13	%***
Other expenses****	0.05%

Total annual fund operating expenses@	0.57%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
****	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.08% and total annual fund operating expenses would be 0.60% until the termination of the Temporary Guarantee Program.
@	UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive a portion of its fees and/or reimburse expenses. As a result of voluntarily waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended June 30, 2009, was 0.57%. The “Financial Highlights” section contains further information. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$58	$183	$318	$714

This example does not reflect RMA/Business Services Account BSA program fees.

UBS Global Asset Management	11

UBS RMA Funds—California Municipal Money Fund

Investment objective, strategies and risks

Fund objective

Maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and California personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. “California municipal securities” are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal

Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Single state concentration risk—Because the fund invests substantially all of its assets in California municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in California than a more geographically diverse fund. The deterioration of California’s fiscal situation can cause greater volatility and could negatively impact the fund’s net asset value and/or the distributions paid by the fund.

•

Related securities concentration risk—Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

12	UBS Global Asset Management

UBS RMA Funds—California Municipal Money Fund

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.01%

Best quarter during years shown: 2nd quarter, 2000—0.80%

Worst quarter during years shown: 3rd quarter, 2003—0.05%

Average annual total returns

as of December 31, 2008

One year	1.39%
Five years	1.88%
Ten years	1.76%

UBS Global Asset Management	13

UBS RMA Funds—California Municipal Money Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees	0.41%
Service (12b-1) fees	0.13	%***
Other expenses****	0.05%

Total annual fund operating expenses@	0.59%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
****	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.08% and total annual fund operating expenses would be 0.62% until the termination of the Temporary Guarantee Program.
@	UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive a portion of its fees and/or reimburse expenses. As a result of voluntarily waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended June 30, 2009, was 0.54%. The “Financial Highlights” section contains further information. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$60	$189	$329	$738

This example does not reflect RMA/Business Services Account BSA program fees.

14	UBS Global Asset Management

UBS RMA Funds—New Jersey Municipal Money Fund

Investment objective, strategies and risks

Fund objective

Maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from both federal income tax and New Jersey personal income tax.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. “New Jersey municipal securities” are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Single state concentration risk—Because the fund invests substantially all of its assets in New Jersey municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New Jersey than a more geographically diverse fund.

•

Related securities concentration risk—Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

UBS Global Asset Management	15

UBS RMA Funds—New Jersey Municipal Money Fund

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.01%

Best quarter during years shown: 2nd quarter, 2000—0.83%

Worst quarters during years shown: 1st quarter, 2004—0.03%

Average annual total returns

as of December 31, 2008

One year	1.23%
Five years	1.74%
Ten years	1.68%

16	UBS Global Asset Management

UBS RMA Funds—New Jersey Municipal Money Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees	0.44%
Service (12b-1) fees	0.12%
Other expenses***	0.10%

Total annual fund operating expenses@	0.66%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.13% and total annual fund operating expenses would be 0.69% until the termination of the Temporary Guarantee Program.
@	UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive a portion of its fees and/or reimburse expenses. As a result of voluntarily waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended June 30, 2009, was 0.61%. The “Financial Highlights” section contains further information. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$67	$211	$368	$822

This example does not reflect RMA/Business Services Account BSA program fees.

UBS Global Asset Management	17

UBS RMA Funds—New York Municipal Money Fund

Investment objective, strategies and risks

Fund objective

Maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital.

Principal investment strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments that are exempt from federal income tax and from both New York State and New York City personal income taxes.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. “New York municipal securities” are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. While the fund normally does not do so, it may invest in securities that are subject to the federal alternative minimum tax. If the fund were to do so, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the alternative minimum tax.

UBS Financial Services Inc., the fund’s investment advisor, has appointed UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) to serve as the fund’s sub-advisor. UBS Global AM selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

Principal risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the fund are:

•	Credit risk—Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

•	Interest rate risk—The value of the fund’s investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

•

Single state concentration risk—Because the fund invests substantially all of its assets in New York municipal money market instruments, its performance will be more severely affected by unfavorable political or economic conditions in New York than a more geographically diverse fund.

•

Related securities concentration risk—Because the fund may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects, certain economic, business or political developments or changes that affect one municipal security also may affect other municipal securities in the same sector.

•

Liquidity risk—Although the fund invests in a diversified portfolio of high quality instruments, the fund’s investments may become less liquid as a result of market developments or adverse investor perception.

More information about risks of an investment in the fund is provided in the section entitled “More about risks and investment strategies.”

18	UBS Global Asset Management

UBS RMA Funds—New York Municipal Money Fund

Performance

Risk/return bar chart and table

The following bar chart and table provide information about the fund’s performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund’s performance has varied from year to year. The table that follows the bar chart shows the average annual returns over various time periods for the fund’s shares.

The fund’s past performance does not necessarily indicate how the fund will perform in the future.

Total return

Total return January 1 to June 30, 2009—0.01%

Best quarter during years shown: 4th quarter, 2000—0.88%

Worst quarter during years shown: 3rd quarter, 2003—0.05%

Average annual total returns

as of December 31, 2008

One year	1.39%
Five years	1.87%
Ten years	1.83%

UBS Global Asset Management	19

UBS RMA Funds—New York Municipal Money Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder transaction expenses (fees paid directly from your investment when you buy or sell fund shares and account fees):

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of offering price)	None
Maximum account fee*
UBS Financial Services Inc. RMA Program	$150
UBS Financial Services Inc. Business Services Account BSA Program	$150

Annual fund operating expenses (expenses that are deducted from fund assets)**:

Management fees	0.42%
Service (12b-1) fees	0.13	%***
Other expenses****	0.05%

Total annual fund operating expenses@	0.60%

*	Additional fees may apply for optional RMA/Business Services Account BSA services. Please refer to the Account Information Booklet or speak with your Financial Advisor.
**	Please note that the annual fund operating expenses presented are based on the fund’s average net assets during the fund’s most recent fiscal year ended prior to the date of this prospectus. As the fund’s current net assets become higher or lower than the average during such fiscal year, total annual fund operating expenses may become lower or higher, respectively, than those presented.
***	The current rate is 0.125% but has been rounded to 0.13% for purposes of the table.
****	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund. Does not include the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds, which terminates on September 18, 2009. If those fees were included, other expenses would be 0.08% and total annual fund operating expenses would be 0.63% until the termination of the Temporary Guarantee Program.
@	UBS Financial Services Inc. may voluntarily waive fees and/or reimburse fund expenses from time to time. For example, UBS Financial Services Inc. may voluntarily undertake to waive fees and/or reimburse expenses in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Financial Services Inc. would continue to voluntarily waive a portion of its fees and/or reimburse expenses. As a result of voluntarily waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended June 30, 2009, was 0.55%. The “Financial Highlights” section contains further information. Waivers/reimbursements may impact the fund’s performance.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$61	$192	$335	$750

This example does not reflect RMA/Business Services Account BSA program fees.

20	UBS Global Asset Management

UBS RMA Funds

More about risks and investment strategies

Principal risks

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the “Investment objective, strategies and risks” heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds’ Statement of Additional Information (“SAI”). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk. The credit quality of an issuer can change rapidly due to market developments and may affect a fund’s ability to maintain a $1.00 share price.

Interest rate risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund’s investments will fall. Also, a fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund’s income generally will tend to fall more slowly.

Foreign investing risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of US issuers. In addition, there are differences between US and foreign regulatory requirements and market practices.

US Government securities risk. Various types of US government securities have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae (also known as Government National Mortgage Association or GNMA), present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer’s right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies are subject to a greater degree of credit risk. Freddie Mac (also known as Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (also known as Federal National Mortgage Association or FNMA) historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. The effect that this conservatorship will have on the entities and their guarantees is uncertain. Although the US government or its agencies provided financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

UBS Global Asset Management	21

UBS RMA Funds

Related securities concentration risk. Each of the California, New Jersey and New York municipal money market funds may invest more than 25% of its total assets in municipal money market instruments that are issued to finance similar projects in a given state, such as those relating to education, health care, transportation or utilities. Economic, business or political developments or changes that affect one municipal security may affect other municipal securities in the same sector. As a result, these funds are subject to greater risk than funds that do not follow this practice.

Single state concentration risk. The performance of a fund that invests primarily in the municipal money market instruments of a single state will be more severely affected by unfavorable political or economic conditions within that state than a more geographically diversified fund. For example, California residents’ high sensitivity to taxes could make it hard to raise taxes in order for that state to meet its obligations, or that state’s economy could be hurt by natural disasters. In addition, the deterioration of California’s fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the fund’s net asset value, will experience greater volatility. In addition, further downgrades of California’s general obligation bond rating could result in a reduction in the market value of the California municipal securities that could be purchased by the fund, which could negatively impact the fund’s net asset value and/or the distributions paid by the fund. New York’s finance, insurance or real estate industries could experience economic downturns; those industries were adversely affected by the terrorist attacks in New York City. California, New York or New Jersey may each experience natural disasters or terrorist attacks in the future. As a result, an investment in a single state municipal money market fund could be more volatile and involve greater risk than an investment in a more geographically diversified fund. The particular risks of investments in California, New Jersey and New York municipal money market instruments are discussed in the SAI.

In addition, a single state municipal money market fund is permitted to invest more than 5% of its total assets in the securities of individual issuers with respect to 25% of its total assets. When a fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market’s assessment of that issuer can cause larger changes in the value of the fund’s total investments and its income than if the fund held a smaller position.

Liquidity risk. Each fund invests in a diversified portfolio of high quality money market instruments. However, an investment may become less liquid due to market developments or adverse investor perception. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. The inability to sell an instrument could adversely affect a fund’s ability to maintain a $1.00 share price or prevent a fund from being able to take advantage of other investment opportunities. This risk may increase during an unusually high volume of redemption requests by even a few large investors or unusual market conditions.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except to the extent otherwise provided by the Temporary Guarantee Program for Money Market Funds, which expires on September 18, 2009, and is discussed further below.

Additional risks

Political risk. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of a municipal money market fund’s dividends. These developments could also cause the value of a fund’s municipal money market instruments to fall.

Structured security risk. The funds may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity, yields linked to short-term interest rates). If those

22	UBS Global Asset Management

UBS RMA Funds

securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, a fund could suffer a loss. Structured securities represent a significant portion of the municipal securities markets.

Additional information about investment strategies and Temporary Guarantee Program

Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share. The funds’ investment strategies are designed to comply with these requirements.

The California, New Jersey and New York municipal money market funds are organized as “non-diversified” funds. Normally, this would mean that they would not be subject to certain limitations on investments of more than 5% of total assets in the securities of a single issuer. However, because these funds are single state money market funds, they are subject to special regulations that impose substantially the same limitations as normally apply to “diversified” mutual funds. The other funds are subject to even more stringent diversification requirements, which apply to money market funds that are not single state funds.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying a fund’s composition and weighted average maturity based upon UBS Global AM’s assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.

As noted above, under normal circumstances, U.S. Government Portfolio invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. U.S. Government Portfolio’s 80% policy is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board (“board”) without shareholder approval. However, U.S. Government Portfolio has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% policy.

As of the date of this prospectus, each fund was participating in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”) to address temporary dislocations in credit markets. The Program, which is in effect until September 18, 2009, is designed to provide certain investors with a guarantee of a $1.00 net asset value price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if the value of a fund’s assets falls below $0.995 per share, which is called “breaking the buck” (a “Guarantee Event”), and a fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program, the Program will cover the lesser of (i) the number of shares held by the investor in a fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. If an investor closes an account with a fund (or with a financial intermediary through which fund shares are held), any future investment in the fund will not be guaranteed.

In order to participate in the Program through December 18, 2008, each fund paid a one-time non-refundable participation fee, which amounted to 0.01% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00). In order to participate in the Program during each extension period (December 19, 2008 through April 30, 2009, and May 1, 2009 through September 18, 2009, respectively), each fund paid two non-refundable extension participation payments, each amounting to 0.015% of the value of the fund’s outstanding shares on September 19, 2008 (valued at $1.00).

UBS Global Asset Management	23

UBS RMA Funds

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund’s board must promptly initiate actions necessary under state and federal law to commence the liquidation of the fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per eligible share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

Neither this prospectus nor any fund itself is in any manner approved, endorsed, sponsored or authorized by the Treasury.

Defensive positions for municipal money market funds. During adverse market conditions or when UBS Global AM believes there is an insufficient supply of the municipal securities in which a fund primarily invests, Tax-Free Fund and the California, New Jersey and New York municipal money market funds each may temporarily invest in other types of municipal securities or may invest in money market instruments that pay taxable interest. These investments may not be consistent with achieving a fund’s investment objective during the periods that they are held.

Managing your fund account

Buying shares

Introduction. You must be a client of UBS Financial Services Inc. or a client of a UBS Financial Services Inc. correspondent firm to purchase fund shares. Shares of the funds are available primarily through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the UBS Financial Services Inc. Business Services Account BSA® Program and certain UBS Financial Services Inc. advisory programs.

The RMA and Business Services Account BSA programs are more fully described in separate materials your Financial Advisor can provide you. Not all correspondent firms have arrangements with UBS Financial Services Inc. to make fund shares available to their customers.

Automatic deposit account sweep program.

UBS Financial Services Inc. administers a bank deposit sweep program under which free cash balances in client brokerage accounts are swept into interest-bearing deposit accounts (“Deposit Account Sweep Program”). Investors who are eligible to participate in the Deposit Account Sweep Program are referred to as “eligible participants” below to distinguish them from other investors in the funds.

UBS Financial Services Inc. brokerage accounts of eligible participants automatically default to the Deposit Account Sweep Program as their primary sweep vehicle unless the eligible participant has selected a tax-exempt money market fund (i.e., Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund) as his or her primary sweep option. Eligible participants who do not wish to take part in the Deposit Account Sweep Program should consider selecting a tax-exempt money market fund as their primary sweep fund. This means that absent such selection free cash balances (that is, immediately available funds) of eligible participants will be automatically deposited in bank deposit accounts, not invested in a fund. This will occur without dollar limit, if no cap is selected by the investor. If a cap is selected, available balances in excess of such limit will be automatically invested in the fund selected by the eligible participant. New clients setting a cap on amounts invested pursuant to the Deposit Account Sweep Program will need to select a secondary sweep option.

UBS Financial Services Inc. will require a threshold (e.g., $100,000 for individual ownership and $200,000 for joint ownership accounts, in each case, on a per-account basis) before redirection of cash

24	UBS Global Asset Management

UBS RMA Funds

balances to the funds. After a cap is reached, uninvested cash will be invested as if the investor were a “non-eligible participant” Certain limitations apply. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

If you would like to place a limit on the amount of available cash that defaults to the Deposit Account Sweep Program, contact your Financial Advisor.

Eligible participants also may purchase shares of Money Market Portfolio and/or U.S. Government Portfolio from available balances in the Deposit Account Sweep Program. See “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants” below.

Selecting your sweep option. UBS Financial Services Inc. requires a client to select a sweep option as part of their account application process. You may have only one primary sweep option at any time. To change your primary sweep option or purchase shares of another fund, contact your Financial Advisor. As noted above, brokerage accounts eligible to participate in the Deposit Account Sweep Program will automatically default to bank deposit accounts as their primary sweep option unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. Non-eligible participants have the option of selecting from the available list of funds.

Background information. Your order to purchase a fund’s shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund’s custodian and the New York City offices of UBS Financial Services Inc. and its bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund (other than Money Market Portfolio) has adopted a plan pursuant to rule 12b-1 under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets (0.12% for New Jersey Municipal Money Fund). Money Market Portfolio has adopted a non-rule 12b-1 shareholder services plan under which the fund pays fees for services provided to its shareholders at the annual rate of 0.125% of its average net assets. Therefore, each fund is subject to a shareholder services plan.

The funds, UBS Global AM and UBS Financial Services Inc. have the right to reject a purchase order and to suspend the offering of fund shares for a period of time or permanently.

Buying shares automatically

Non-eligible participants. All free cash balances in RMA individual retirement accounts (including proceeds from the securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day. All free cash balances of over $1.00 in other RMA or Business Services Account BSA brokerage accounts (including proceeds from securities you have sold) are automatically invested in your primary sweep option on a daily basis for settlement the next business day. (Federal funds normally are available to be swept into your sweep option on the next business day. Federal funds availability can sometimes take longer for cash balances arising from the sale of securities in your brokerage account.)

Fund shares will be purchased only after all debits and charges to your RMA or Business Services Account BSA brokerage account are satisfied. See “Selling Shares Automatically” below.

Eligible participants. UBS Financial Services Inc. brokerage accounts will automatically default to the Deposit Account Sweep Program as noted above, unless the eligible participant has selected a tax-exempt money market fund as his or her primary sweep option. If a dollar limit cap is selected,

UBS Global Asset Management	25

UBS RMA Funds

available balances in excess of such cap will be automatically invested in the fund selected by the eligible participant.

Buying shares by check or electronic funds transfer credit

RMA and Business Services Account BSA participants may purchase shares of, as applicable, their primary sweep money fund or another fund by placing an order with their Financial Advisor and providing a check from a US bank. You should include your UBS Financial Services Inc. account number on the check. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by check or electronic funds transfer credit.

Federal funds are deemed available to a fund two business days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. and one business day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

Buying shares by wire

You may purchase fund shares by placing an order through your Financial Advisor and instructing your bank to transfer federal funds by wire to:

UBS AG

ABA 026007993

UBS Financial Services Inc.—RMA

A/C 101WA258640000

[Account Name]/[Brokerage Account Number]

The wire must include your name and RMA or Business Services Account BSA brokerage account number. Only non-eligible participants (and eligible participants who are purchasing fund shares in excess of a cap on investments in the Deposit Account Sweep Program) may buy shares by wire.

If UBS Financial Services Inc. receives funds in the account for a purchase of fund shares by 12:00 noon, Eastern time, on a business day, UBS Financial Services Inc. will execute the purchase on that day. Otherwise, UBS Financial Services Inc. will execute the order on the next business day. UBS Financial Services Inc. and/or your bank may impose a service charge for wire transfers.

Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants

Eligible participants may withdraw available balances in the Deposit Account Sweep Program in order to directly purchase shares of Money Market Portfolio and/or U.S. Government Portfolio. The funds have a $5,000 minimum investment requirement for those eligible participants purchasing shares of the funds by withdrawing from the Deposit Account Sweep Program. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

Minimum investments

Except as noted above with respect to buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants, the funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements at any time.

Selling shares

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing service to sell your shares. You may not close your account by check. Eligible participants who purchased the shares of Money Market Portfolio and/or U.S. Government Portfolio may sell their shares of the funds and transfer back to the Deposit Account Sweep Program by contracting their Financial Advisor in person or by telephone or mail.

Also, if conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payments in whole or in part in securities, to the extent permitted under applicable law. Additional information is available in the SAI.

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Selling shares automatically

Subject to the terms of the Master Account Agreement governing your RMA or Business Services Account BSA or advisory program brokerage account, your fund shares will be sold automatically to settle any outstanding securities purchases, charges or other debits to your UBS Financial Services Inc. brokerage account, unless you instruct your Financial Advisor otherwise.

If you are not participating in the Deposit Account Sweep Program, shares of your primary money fund are always sold first (or if you do not specify which fund’s shares are to be sold). If applicable, shares in the other money funds will be sold, if necessary, in the following order: first, Money Market Portfolio; second, U.S. Government Portfolio; third, Tax-Free Fund; and fourth, California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund. If you sell all your shares in a fund, you will receive cash credits to your RMA or Business Services Account BSA brokerage account for dividends earned on those shares prior to the sale date.

If you are a participant in the Deposit Account Sweep Program and also own shares of one or more funds, amounts to settle any outstanding securities purchases, charges or debits to your UBS Financial Services Inc. brokerage account will come from the following sources in the order indicated: first, proceeds from the sale of shares of Money Market Portfolio; second, proceeds from the sale of shares of U.S. Government Portfolio; third, Deposit Account Sweep Program balances; fourth, proceeds from the sale of shares of Tax-Free Fund; and fifth, proceeds from the sale of shares of California Municipal Money Fund, New Jersey Municipal Money Fund or New York Municipal Money Fund.

Subject to the terms of the RMA, Business Services Account BSA and advisory programs, UBS Financial Services Inc. will sell fund shares automatically to satisfy outstanding debits and charges in your brokerage account. Debits include amounts due UBS Financial Services Inc. on settlement date for securities purchases, margin loans, UBS Financial Services Inc. checks, federal funds wires arranged by

UBS Financial Services Inc. and related fees. Charges include RMA and Business Services Account BSA checks, card purchases, ATM withdrawals, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits. Shares are sold to cover debits on the day the debit is generated. Shares are sold automatically to cover RMA and Business Services Account BSA checks and card withdrawals on the day they are paid. Shares are sold automatically to cover card purchases at the end of the card’s monthly billing period. Shares are sold to pay for securities purchases on settlement date.

More information regarding “Eligible participants.” Eligible participants are individuals, sole proprietors and governmental entities. Custodial and trust accounts are also Eligible Participants if each beneficiary is an Eligible Participant. “Eligible Participants” does not include participants that are: (a) organized or operated to make a profit such as corporations, partnerships, associations, business trusts or other organizations, (b) nonprofit organizations, including organizations described in Sections 501(c)(3) through (13) and (19) of the Internal Revenue Code of 1986, as amended, (c) estates, (d) enrolled in UBS Financial Services Inc. Investment Consulting Services programs (other than InsightOneSM and Employee Self-Directed Accounts) or Private Wealth SolutionsSM, (e) not resident in the United States or (f) retirement plans qualified under Section 401(a) or Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, or under any other employee retirement or welfare plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Additional information about your account

It costs the fund money to maintain shareholder accounts. Therefore, each fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement. Investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance to $500 or more will need to

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select a cap on the level of free cash balances swept into the deposit accounts and add sufficient cash to their brokerage accounts so that both the deposit account cap and this minimum is met. If the deposit account cap and fund minimum are not met, the proceeds from the sale of fund shares will be deposited in the investor’s brokerage account and swept into the deposit account. Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants.”

If you want to sell shares that you purchased recently, a fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

UBS Financial Services Inc. has the right to terminate your RMA or Business Services Account BSA brokerage account for any reason. In that case, UBS Financial Services Inc. will sell all of the fund shares held in the RMA or Business Services Account BSA brokerage account and will send you the proceeds within three business days.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a fund may not be able to maintain your account. If a fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the fund and UBS Global AM reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

You will receive confirmation of your purchases and sales of fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

Market timing. Frequent purchases and redemptions of fund shares could increase a fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of a fund’s portfolio, which could impact a fund’s performance. However, money market funds are generally used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. UBS Global AM anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. UBS Global AM also believes that money market funds, such as the funds, are not targets of abusive trading practices because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. For these reasons, each fund’s board has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to discourage excessive or short-term trading of fund shares.

Other UBS Global AM funds that are not money market funds have approved policies and procedures designed to discourage and prevent abusive trading practices. For more information about market timing policies and procedure for another UBS Global AM fund, please see that fund’s prospectus.

Pricing and valuation

The price of fund shares is based on net asset value. The net asset value per share is the total value of a fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund’s net asset value per share is expected to be $1.00, although this value is not guaranteed.

Each fund typically calculates net asset value per share once each business day as of 12:00 noon,

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Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund receives your order in good form.

Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund when shares are purchased other than through the automatic program described above.

Each fund’s board has delegated to a UBS Global AM valuation committee the responsibility for making fair value determinations with respect to the fund’s portfolio securities. The types of securities for which such fair value pricing may be necessary include, but are not limited to: securities of an issuer that has entered into a restructuring; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value a fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded securities or instruments. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold.

A fund’s portfolio holdings may also consist of shares of other investment companies in which the fund invests. The value of each such investment company will be its net asset value at the time a fund’s shares are priced. Each investment company (other than money market funds) calculates its net asset value based on the current market or other value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.

Management

Investment advisor and sub-advisor

UBS Financial Services Inc. is the investment advisor and administrator of each fund. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is each fund’s sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and at 51 West 52nd Street, New York, New York 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisors registered with the US Securities and Exchange Commission (the “SEC”). UBS Financial Services Inc. and UBS Global AM are indirect, wholly owned subsidiaries of UBS AG (“UBS”). As of June 30, 2009, UBS Global AM had approximately $142 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $547 billion in assets under management worldwide as of June 30, 2009. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

Advisory fees

The funds paid advisory and administration fees to UBS Financial Services Inc. for the fiscal year ended June 30, 2009 at the following effective annual rates based on average daily net assets:

Money Market Portfolio	0.37%*
US Government Portfolio	0.38%
Tax-Free Fund	0.39%
California Municipal Money Fund	0.41%
New Jersey Municipal Money Fund	0.44%
New York Municipal Money Fund	0.42%

*	Advisory fee rate for Money Market Portfolio reduced to reflect fee waivers.

A discussion regarding the basis for each fund’s board’s approval of the fund’s (1) Investment

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Advisory and Administration Contract with UBS Financial Services Inc. and (2) the related Sub-Advisory and Sub-Administration Contract with UBS Global AM is available in the fund’s semi-annual report to shareholders for the fiscal period ended December 31, 2008.

Other information

To the extent authorized by law, each fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

Dividends and taxes

Dividends

Each fund declares dividends daily and pays them monthly. Each fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. Each fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold. Any dividends distributed by the Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund derived from taxable interest or capital gains will be subject to federal income tax. In addition, dividends paid by these funds may be taxable under state or local law (except as discussed below) even though all or a portion of these dividends are not subject to federal taxation.

While each fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

Taxes

The dividends that you receive from Money Market Portfolio and U.S. Government Portfolio generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income. Such dividends are not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Although dividends are generally treated as taxable to you in the year they are paid, dividends declared in October, November or December but paid in January are taxable as if they were paid in December.

If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax before distributions are made to you from the account or plan.

The exemption from federal and/or certain state taxes for dividends paid by the municipal money funds will not benefit investors in tax-sheltered retirement plans or other entities or individuals not subject to such federal or state taxes. Further, distributions by tax-sheltered retirement plans are generally taxable even if earnings are derived from tax exempt dividends. As a result, the municipal funds are generally not an appropriate investment for tax sheltered retirement plans.

Some states and localities do not tax dividends that are attributable to interest on US Treasury securities and certain other government securities under certain circumstances.

The dividends that you receive from Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund generally are not subject to federal income tax.

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In addition, California Municipal Money Fund seeks to pay dividends that are exempt from California personal income tax, New Jersey Municipal Money Fund seeks to pay dividends that are exempt from New Jersey personal income tax, and New York Municipal Money Fund seeks to pay dividends that are exempt from New York State and New York City personal income taxes.

Each fund will tell you annually how you should treat its dividends for tax purposes. If you are subject to alternative minimum tax, a portion of the dividends paid by a fund may be included in computing such tax.

You will not recognize any gain or loss on the sale of a fund’s shares so long as the fund maintains a share price of $1.00.

Each fund may be required to withhold a 28% federal tax on all dividends payable to you

•	if you fail to provide the fund or UBS Financial Services Inc. with your correct taxpayer identification number on Form W-9 (for US citizens and resident aliens) or to make required certifications, or

•	if you have been notified by the IRS that you are subject to backup withholding.

Taxable distributions to non-residents are expected to be subject to a 30% withholding tax.

The above is a general and abbreviated discussion of certain tax considerations, and each investor is advised to consult with his or her own tax advisor. There is additional information on taxes in the Statement of Additional Information.

Disclosure of portfolio holdings

Each fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in its semiannual and annual reports to shareholders and is filed with the SEC on Form N-CSR. Each fund’s Forms N-Q and Forms N-CSR are available on the SEC’s Web site at http://www.sec.gov. Each fund’s Forms N-Q and Forms N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Forms N-Q and annual and semiannual reports to shareholders from the funds upon request by calling 1-800-647 1568. Please consult the funds’ SAI for a description of the policies and procedures that govern disclosure of the funds’ portfolio holdings.

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Financial highlights

The following financial highlights tables are intended to help you understand the funds’ financial performance for the past five years. Certain information reflects financial results for a single fund share. In the tables, “total investment return” represents the rate that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and other distributions).

The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report to shareholders. You may obtain the funds’ annual report without charge by calling 1-800-647 1568.

Selected data for a share of common stock outstanding throughout each year is presented below:

	Money Market Portfolio
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.010	0.036	0.048	0.037	0.016

Dividends from net investment income	(0.010)	(0.036)	(0.048)	(0.037)	(0.016)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	(0.000)[1]

Total dividends and distributions	(0.010)	(0.036)	(0.048)	(0.037)	(0.016)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	1.06%	3.74%	4.87%	3.71%	1.65%

Ratios/supplemental data:
Net assets, end of year (000’s)	$16,462,503	$16,791,306	$13,138,666	$10,627,952	$10,425,878
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.58%	0.56%[3]	0.58%	0.58%	0.58%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.71%	0.69%	0.71%	0.71%	0.58%
Net investment income to average net assets	1.02%	3.58%	4.76%	3.66%	1.59%

1	Amount of distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.
3	In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the fund was reimbursed in the amount of $877,352 for overcharges related to prior fiscal periods for postage related expenses. The reimbursement represents less than 0.005%.
4	During the period from August 1, 2004 through June 30, 2005, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratio excluding the waiver is the same since the fee waiver represents less than 0.005%.

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Financial highlights (continued)

Selected data for a share of common stock outstanding throughout each year is presented below:

	U.S. Government Portfolio
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.005	0.029	0.046	0.034	0.015

Dividends from net investment income	(0.005)	(0.029)	(0.046)	(0.034)	(0.015)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—

Total dividends and distributions	(0.005)	(0.029)	(0.046)	(0.034)	(0.015)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.52%	2.93%	4.67%	3.49%	1.50%

Ratios/supplemental data:
Net assets, end of year (000’s)	$4,662,384	$2,378,477	$1,027,191	$845,450	$1,111,698
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.53%	0.58%[3]	0.63%	0.62%	0.61%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.56%	0.58%	0.63%	0.62%	0.61%
Net investment income to average net assets	0.37%	2.56%	4.58%	3.38%	1.49%

1	Amount of distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $29,175 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

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Financial highlights (continued)

Selected data for a share of common stock outstanding throughout each year is presented below:

	Tax-Free Fund
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.007	0.023	0.030	0.024	0.012

Dividends from net investment income	(0.007)	(0.023)	(0.030)	(0.024)	(0.012)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—

Total dividends and distributions	(0.007)	(0.023)	(0.030)	(0.024)	(0.012)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.71%	2.35%	3.07%	2.40%	1.23%

Ratios/supplemental data:
Net assets, end of year (000’s)	$5,860,617	$7,442,948	$4,902,889	$3,565,357	$3,406,614
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.57%	0.57%[3]	0.59%	0.60%	0.59%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.60%	0.57%	0.59%	0.60%	0.59%
Net investment income to average net assets	0.70%	2.21%	3.03%	2.38%	1.23%

1	Amount of distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $49,815 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

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Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	California Municipal Money Fund
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.006	0.022	0.029	0.023	0.011

Dividends from net investment income	(0.006)	(0.022)	(0.029)	(0.023)	(0.011)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—

Total dividends and distributions	(0.006)	(0.022)	(0.029)	(0.023)	(0.011)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.63%	2.24%	2.93%	2.29%	1.15%

Ratios/supplemental data:
Net assets, end of year (000’s)	$1,219,094	$1,762,809	$1,228,688	$941,624	$808,762
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.54%	0.59%[3]	0.62%	0.63%	0.64%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/ administrator	0.62%	0.59%	0.62%	0.63%	0.64%
Net investment income to average net assets	0.64%	2.10%	2.89%	2.28%	1.16%

1	Amount of distribution represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $11,143 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

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Financial highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	New Jersey Municipal Money Fund
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.006	0.020	0.028	0.021	0.010

Dividends from net investment income	(0.006)	(0.020)	(0.028)	(0.021)	(0.010)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—

Total dividends and distributions	(0.006)	(0.020)	(0.028)	(0.021)	(0.010)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.58%	2.05%	2.85%	2.11%	1.05%

Ratios/supplemental data:
Net assets, end of year (000’s)	$299,782	$345,615	$179,725	$134,639	$134,174
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.61%	0.68%[3]	0.75%	0.81%	0.79%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.69%	0.68%	0.75%	0.81%	0.79%
Net investment income to average net assets	0.56%	1.83%	2.82%	2.10%	1.02%

1	Amount of distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $2,454 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

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Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	New York Municipal Money Fund
	For the years ended June 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.006	0.021	0.029	0.023	0.011

Dividends from net investment income	(0.006)	(0.021)	(0.029)	(0.023)	(0.011)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—

Total dividends and distributions	(0.006)	(0.021)	(0.029)	(0.023)	(0.011)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.65%	2.23%	2.95%	2.28%	1.13%

Ratios/supplemental data:
Net assets, end of year (000’s)	$1,090,124	$1,412,899	$832,590	$612,696	$596,071
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.55%	0.61%[3]	0.67%	0.67%	0.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.63%	0.61%	0.67%	0.67%	0.67%
Net investment income to average net assets	0.66%	2.03%	2.92%	2.27%	1.12%

1	Amount of distribution paid represents less than $0.0005 per share.
2	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on fund distributions.
3	The fund was reimbursed by UBS Financial Services Inc. in the amount of $9,385 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

UBS Global Asset Management	37

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38	UBS Global Asset Management

If you want more information about a fund, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about a fund’s investments is available in the fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI)

The funds’ SAI provides more detailed information about the funds and is incorporated by reference into this prospectus (i.e., it is legally a part of this prospectus).

You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds’ annual and semiannual reports and its SAI by contacting the funds directly at 1-800-647 1568. You may also request other information about the funds and make shareholder inquiries via this number. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the advisor has not made the SAI available on its Web site.

You may review and copy information about a fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551 8090. You may get copies of reports and other information about a fund:

•	For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102; or
•	Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

UBS RMA Money Fund Inc.

—Money Market Portfolio

—U.S. Government Portfolio

Investment Company Act File No. 811-3503

UBS RMA Tax-Free Fund Inc.

Investment Company Act File No. 811-3504

UBS Managed Municipal Trust

—RMA California Municipal Money Fund

—RMA New York Municipal Money Fund

Investment Company Act File No. 811-3946

UBS Municipal Money Market Series

—RMA New Jersey Municipal Money Fund

Investment Company Act File No. 811-6173

© 2009 UBS Financial Services Inc. All rights reserved

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New Jersey Municipal Money Fund

New York Municipal Money Fund

Statement of Additional Information

August 28, 2009

51 West 52nd Street

New York, New York 10019-6114

Statement of Additional Information

The six funds named above are professionally managed money market funds organized as open-end investment companies or series of open-end investment companies. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are diversified series of UBS RMA Money Fund Inc., and UBS RMA Tax-Free Fund Inc. also is a diversified fund. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are non-diversified series of UBS Managed Municipal Trust; UBS RMA New Jersey Municipal Money Fund is a non-diversified series of UBS Municipal Money Market Series.

The funds’ investment advisor and administrator is UBS Financial Services Inc. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is the funds’ sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) serves as principal underwriter for the funds. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

Portions of the funds’ annual report to shareholders are incorporated by reference into this Statement of Additional Information (“SAI”). The annual report accompanies this SAI. You may obtain an additional copy of the annual report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the funds’ current prospectus, dated August 28, 2009. A copy of the prospectus may be obtained by contacting any Financial Advisor at UBS Financial Services Inc. or correspondent firm or by calling 1-800-647 1568. The prospectus also contains more complete information about each fund. You should read it carefully before investing. This SAI is dated August 28, 2009.

The funds and their investment policies

Each fund’s investment objective may not be changed without shareholder approval. Except where noted, the investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt-obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Each fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by its board, present minimal credit risks and are “First Tier Securities” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“rating agencies”), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

Each fund (other than Money Market Portfolio) will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name.

The funds have not repeated the above noted parenthetical regarding borrowings each time a percentage test is recited; however, the funds will interpret these name-related policies as if the following phrase appeared immediately after the words “net assets”: “(plus the amount of any borrowing for investment purposes).” If subsequent to an investment, a fund’s 80% policy is no longer met (e.g., a fund receives a very large influx of cash to invest from new shareholders), then, under normal circumstances, the fund’s future investments will be made in a manner that will bring the fund’s investments back in line with the 80% threshold.

Money Market Portfolio

Money Market Portfolio’s investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund’s investments include (1) US and non-US government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

The fund may invest in obligations (including certificates of deposit, bankers’ acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund’s investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

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The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined above) of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income.

See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

U.S. Government Portfolio

U.S. Government Portfolio’s investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements. The fund may also invest in the securities of other investment companies that invest in these instruments. U.S. Government Portfolio’s 80% policy, as described above, is a “non-fundamental” policy. This means that this investment policy may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

Tax-Free Fund

Tax Free Fund’s investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in investments the income from which is exempt from federal income tax. The fund invests primarily in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax (“municipal securities”). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from its 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

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The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

California Municipal Money Fund

California Municipal Money Fund’s investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in California municipal securities. “California municipal securities” are securities issued by or on behalf of the State of California, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as California personal income tax. The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in California municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

New Jersey Municipal Money Fund

New Jersey Municipal Money Fund’s investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Under normal circumstances, the fund will invest at least 80% of its net assets in New Jersey municipal securities. “New Jersey municipal securities” are securities issued by or on behalf of the State of New Jersey, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New Jersey personal income tax. The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others.

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The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from this 80% policy without the approval of its shareholders.

Under normal circumstances, the fund may invest only up to 20% of its net assets in New Jersey municipal securities that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”).

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3 % of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 15% of its net assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

New York Municipal Money Fund

New York Municipal Money Fund’s investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Under normal circumstances, the fund will invest at least 80% of its net assets in New York municipal securities. “New York municipal securities” are securities issued by or on behalf of the State of New York, its municipalities and public authorities and certain other issuers that pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes. The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others. The 80% policy adopted by the fund is a “fundamental” investment policy, and the fund may not deviate from the 80% policy without the approval of its shareholders.

Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest—that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). However, the fund may invest in securities that pay interest that is subject to the AMT if, in UBS Global AM’s judgment, market conditions warrant; however, under normal circumstances, the fund may invest only up to 20% of its net assets in New York municipal securities that pay interest that is an item of tax preference for purposes of the AMT.

As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund’s net income. See “The funds’ investments, related risks and limitations—Investment limitations” for more information regarding borrowing. The fund may invest in the securities of other investment companies.

The funds’ investments, related risks and limitations

The following supplements the information contained in the funds’ prospectus and above concerning each fund’s investments, related risks and limitations. Except as otherwise indicated in the prospectus or SAI, no

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fund has established policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

Yields and credit ratings of money market instruments; First Tier Securities.    The yields on the money market instruments in which each fund invests (such as US government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund’s portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, a fund’s board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the AMT, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither UBS Global AM nor a fund will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer’s obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund’s shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

US government securities.    US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises that are not guaranteed or insured by the US government. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

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Commercial paper and other short-term obligations.    Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission (“SEC”). Descriptions of certain types of short-term obligations are provided below.

Asset-backed securities.    The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Variable and floating rate securities and demand instruments.    Money Market Portfolio and US Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal money market funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. A fund’s investments in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See “The funds’ investments, related risks and limitations—Credit and liquidity enhancements.”

Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

Auction rate and remarketed preferred stock.    Each fund may purchase certain types of auction rate preferred stock (“ARPS”) and/or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand

8

feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost; other holders may suffer a partial or complete loss of liquidity. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

The funds’ investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See “The funds’ investments, related risks and limitations—Investments in other investment companies.”

Variable amount master demand notes.    Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

Investing in non-US securities.    Money Market Portfolio’s investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of non-US deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund’s investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund’s investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

Credit and liquidity enhancements.    A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Illiquid securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those UBS Global AM has determined are liquid pursuant to guidelines established by each fund’s board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

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Restricted securities are not registered under the Securities Act of 1933, as amended (“Securities Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of US and non-US issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

Each board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in each fund’s portfolio and reports periodically on such decisions to the applicable board.

In making determinations as to the liquidity of municipal lease obligations, UBS Global AM will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, UBS Global AM does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

UBS Global AM also monitors each fund’s overall holdings of illiquid securities. If a fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of a fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund’s holdings of illiquid securities. However, a fund is not required to dispose of illiquid securities under these circumstances.

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Repurchase agreements.    Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal money market fund may enter into repurchase agreements with respect to US government securities, commercial paper, bank certificates of deposit and bankers’ acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and a fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See “The funds’ investments, related risks and limitations—Segregated accounts.”

Counterparties.    A fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, and/or its affiliates, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the funds do business.

Operations risk.    Each fund is subject to the risk that it may not be able to complete a transaction in the manner or at the time desired because of difficulties with the settlement process or other functions related to the processing of securities transactions.

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When-issued and delayed delivery securities.    Each fund may purchase securities on a “when-issued” basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund’s incurring a loss or missing an opportunity to make an alternative investment.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund’s net asset value. A fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. Each fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal money market fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money Fund). See also “The funds’ investments, related risks and limitations—Segregated accounts.”

Investments in other investment companies.    Each fund may invest in securities of other money market funds and in certain securities of closed-end investment companies, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict a fund’s aggregate investments in other investment companies to no more than 10% of its total assets subject to a number of exceptions under SEC rules. A fund’s investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and/or expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund’s liquidity. See also “The funds’ investments, related risks and limitations—Auction rate and remarketed preferred stock.”

Lending of portfolio securities.    Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund’s portfolio securities must maintain acceptable collateral with the fund’s custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends

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or other distributions on the securities loaned. Each fund will seek to retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when retaining such rights is considered to be in a fund’s interest.

State Street Bank and Trust Company has been approved to serve as lending agent and would receive fees for such services.

Segregated accounts.    When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Certain policies of the municipal money market funds

Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the “municipal money market funds.”

Non-diversified status of single state municipal money market funds.    California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are “non-diversified funds,” as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund’s total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money market fund may be subject to greater risk than a money market fund that is more “diversified,” because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or in its ability to maintain a constant net asset value per share.

Types of municipal securities.    Each municipal money market fund may invest in a variety of municipal securities, as described below:

Municipal bonds.    Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

Municipal lease obligations.    Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The municipal money market funds generally invest in municipal lease obligations through certificates of participation.

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Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a municipal money market fund’s ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds (“IDBs”) and private activity bonds (“PABs”).    IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in PABs, shareholders generally will be required to treat a portion of their exempt-interest dividends from that fund as a “Tax Preference Item.” See “Taxes” below. Each municipal money market fund may invest more than 25% of its assets in IDBs and PABs.

Participation interests.    Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

A participation interest gives a municipal money market fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under “The funds’ investments, related risks and limitations—credit and liquidity enhancements,” to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, that payment may be subject to the financial institution’s ability to satisfy that commitment. UBS Global AM will monitor the pricing, quality and liquidity of the participation interests held by a municipal money market fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting those participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

Put bonds.    A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. The obligation to purchase the bond on the exercise date may be supported by a

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letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

If a municipal money market fund holds a bond subject to a “one time only” put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If a bond has a series of puts after the first put, it will be held as long as, in the judgment of UBS Global AM, it is in the fund’s best interest to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond on the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

Tender option bonds.    Tender option bonds are long-term municipal securities (or interests therein) sold by a bank, other financial institution or special purpose entity subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the “tender option”). The municipal money market funds may invest in such securities with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on such securities is typically reset at the end of the applicable interval in an attempt to cause the securities to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities or its insurer (if any). If a fund invests in tender option bonds, the financial statements, financial highlights and other materials containing financial information of that fund will properly reflect these transactions.

Tax-Exempt commercial paper and short-term municipal notes.    Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Mortgage subsidy bonds.    The municipal money market funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and “moral obligation” bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of these bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

Stand-by commitments.    A municipal money market fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

A municipal money market fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of UBS Global AM, present minimal credit risk. A fund’s right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are

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acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the fund holds the commitment.

Temporary and defensive investments.    When UBS Global AM believes that there is an insufficient supply of the type of municipal securities in which a municipal money market fund primarily invests, or during other unusual market conditions, that fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when UBS Global AM believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal money market fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal money market fund holds cash, such cash would not earn income and would reduce the fund’s yield.

Special considerations relating to California municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in California (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

Economic factors

California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of over 38 million represents about 12% of the total United States population and grew by 26% from 1950 to 2000, about double the national rate. The State’s population is expected to grow by about 1.1% annually through 2010. Natural population growth is anticipated to account for three times as much growth as net migration.

Although the State’s economy experienced strong growth between July 2003 and March 2007, the economic outlook for both the State and national economies has since deteriorated, based in part on falling home prices, worsening credit availability, shrinking equity values, and growing job losses in 2008. Both the California economy and the national economy have remained weak in the first half of 2009 and it is difficult to determine when they will recover. The May Revision to the State’s 2009 Budget Act (the “May Revision”) forecasts that the State and national economies should begin to grow in the second half of 2009, but the recovery will be slow at first, with payroll employment continuing to fall and unemployment remaining high. The May Revision outlook for both the national and California economies is for negative growth in 2009 and weak growth in 2010.

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The economic downturn has been particularly severe in California due to its sizable housing market and construction and mortgage industries. The State unemployment rate at the end of June 2009 was 11.6%, compared to 6.6% in April 2008. This was among the highest state unemployment rates in the country and was the highest unemployment rate in California since February 1983. The slowdown in the State’s job growth, which was initially concentrated in the housing and financial markets, has now reached all sectors and industries. On a year-over-year basis, from May 2008 to May 2009, nonfarm payroll employment decreased by 739,500, or 4.9%, with construction posting the largest decline on a percentage basis (down 18.6%).

The housing slump has been deeper in California than most states, and declining prices and increasing subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported substantial losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards.

Nonetheless, the State’s housing sector may be showing signs of reduced slowing as residential permits appear to be stabilizing at low levels and monthly job construction losses have become smaller. Sales of existing homes have picked up considerably, although distressed properties account for a significant portion of those sales. By June 2009, existing home prices had risen for four consecutive months and the pace of existing home sales during the first six months of 2009 accelerated over 55% from the first half of 2008. These trends were also reflected in inventory readings: by June 2009 the inventory of unsold homes decreased to 4.1 months and the average number of days needed to sell a home had dropped to 44.3 days, nearly a 10% improvement from a year earlier.

General Risks.    Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State’s budget unpredictably from fiscal year to fiscal year. For example, the State’s 2009-10 budget is based on forecasts of national and State economic activity. Because they are based on currently available information and various assumptions, economic forecasts have frequently failed to predict accurately the timing and magnitude of changes to the national and State economies. These include discrete and cyclical events. The State budget also relies on estimates and assumptions concerning Federal aid, Federal and State law changes (and the absence thereof), and audit activity, which may be inaccurate and are subject to change.

Recent market events have resulted in a high degree of uncertainty and volatility in the financial markets and overall economy. While market participants’ original concerns centered on the subprime mortgage sector, these concerns have expanded to include a wide range of financial institutions, markets and sectors. In addition, inflationary pressures could come from various sources. Possible sources include rising energy and other commodity prices, lower productivity growth, a weaker dollar or tighter labor market. Higher inflation, in turn, might induce the Federal Reserve to raise its short term interest rate target, restraining economic growth. Additionally, a stronger dollar and weak global economy could negatively affect the State’s export-related and tourism industries. On the other hand, greater than projected energy price declines or global growth could result in stronger economic growth. All these events could affect the State economy.

Such risks and uncertainties, if they were to materialize, could have an adverse impact on the State budget in the current year and could result in declines, possibly severe, in the value of the State’s and municipal issuers’ outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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Constitutional limitations on taxes, other charges and appropriations

Limitation on property taxes.    Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the US Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on other taxes, fees and charges.    On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service.”

All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or which are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property-related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

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In recent lawsuits, the California Supreme Court has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

Constitutional appropriations and spending limits.    The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. In relevant part, Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service. Moreover, certain appropriations, including appropriations made in certain cases of emergency, are not included in the appropriations limit.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between governmental units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for up to four years. The 2009 Budget Act sets forth an appropriations limit of $81 billion for the 2009-10 fiscal year.

Proposition 58, enacted in 2004, amended Article IIIB to, among other things, require a balanced budget whereby expenditures from the General Fund (the State’s main operating fund) do not exceed estimated General Fund revenues, establish procedures in the event of fiscal emergencies and create a budget reserve. Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal securities or on the ability of the State or local governments to pay debt service on such California municipal securities. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of July 1, 2009, the State had approximately $68.9 billion aggregate principal of its long-term general obligation bonds outstanding. Of this amount, $59 billion was payable primarily from the State’s General Fund and $8.3 billion was payable from special revenue sources. As of June 1, 2009, there were unused voter authorizations for the future issuance of an aggregate amount of $54.8 billion of long-term general obligation bonds, of which $1.3 billion was for bonds payable from revenue sources other than the General Fund. As of February 23, 2009, approximately $1.33 billion aggregate principal of general obligation commercial paper notes had been issued and were outstanding.

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Recent financial results

General Fund.    The General Fund ended fiscal year 2008 with assets of $14.2 billion, liabilities of $18.4 billion, and fund balance reserves of $2.1 billion, leaving the General Fund with an unreserved fund deficit of $6.3 billion. The largest change in asset accounts was in cash and pooled investments, which decreased from $6.0 billion to $1.8 billion; cash reserves were used for current-year expenditures, as revenue collections were so far below expectations.

The largest change in liability account balances was a decrease in inter-fund payables (from $3.4 billion to $2.2 billion). The decrease in inter-fund payables is attributable to a change in accounting for the liability for unclaimed property. Rather than reporting the liability as an inter-fund payable to the Unclaimed Property Fund, the General Fund is now reporting this liability to the depositors in the unclaimed property liability account.

The General Fund had $87.8 billion in receipts, $98.2 billion in disbursements, and a net cash balance of $1.06 billion as of June 30, 2009. The General Fund revenues were below the May Revision estimates by $695 million or -0.8%. Of the largest expenditures, $69.8 billion went to local assistance and $26.7 billion went to State operations.

Sales tax collections as of June 30, 2009, were $263 million (-1.1%) under the May Revision estimates. Income taxes were $1.46 billion (-3.2%) lower than expected, but corporate taxes came in above estimates by $1.23 billion (11.1%). Collections from personal, retail and corporate taxes were down $12.1 billion (-13.2%) from fiscal year 2007-08.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Recent budgets

During fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year, in which the budget reserve ended at $5.49 billion. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures and internal and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds (“ERBs”) in the spring of 2004.

While the 2004 Budget Act for the fiscal year 2004-05 was aided by a recovering State economy and increased revenues, balancing of the budget still required a number of one-time actions. These included application of proceeds of the ERBs sold in the spring of 2004 and of tobacco securitization bonds, and suspension of the Proposition 42 transfer of certain sales taxes to transportation purposes. The 2004 Budget Act also used the second year of borrowing from local governments. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%).

As of the 2006-07 Governor’s Budget, the 2004-05 fiscal year ended with a budgetary reserve of $9.11 billion, an increase of $2.6 billion from the estimate as of the 2005 Budget Act. Most of this increase is attributed to stronger receipts in personal income tax ($706 million), corporation tax ($996 million), and sales and use tax ($526 million), which were attributed to the 2004-05 fiscal year.

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Fiscal Year 2008-09 Budget.    California’s 2008-09 Budget Act was enacted on September 23, 2008. The total spending plan adopted for the State was $144.5 billion, including the General Fund, special funds, and bond funds. The General Fund’s available resources were projected to be $106.0 billion and a year-end reserve for economic uncertainty of $1.7 billion was projected. Economic conditions deteriorated substantially subsequent to the Governor signing the 2008-09 Budget Act, reflecting the severity of the housing downturn, rising unemployment and weak consumer spending at both the State and national levels. This deterioration was evident in General Fund revenue collections for the month of September 2008, which were $923 million below forecast, and the revenues collected in November 2008, which were $1.3 billion, or 18.5%, below expectations. In a statement released October 1, 2008, State Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California would need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The State sold $5 billion of revenue anticipation notes (“RANs”) in a public offering during the week of October 13, 2008.

In light of economic developments since enactment of the 2008-09 Budget, Governor Schwarzenegger ordered a special session of the Legislature and proposed a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. Governor Schwarzenegger declared a fiscal emergency for the second time in December 2008.

Fiscal Year 2009-10 Budget.    The 2009 Budget Act was signed by Governor Schwarzenegger on February 20, 2009, and contained measures designed to close an estimated $41.6 billion budget deficit, the largest in the State’s history. The 2009 Budget Act forecasted $97.7 billion in General Fund revenues and transfers and $92.2 billion in expenditures. The $5.5 billion difference between the General Fund revenues and expenditures was anticipated to eliminate the 2008-09 budget deficit of $2.3 billion and end the 2009-10 fiscal year with a positive balance of $3.2 billion. However, the 2009 Budget Act required voter approval of $6 billion in budgetary measures, all of which were rejected by voters in a May 19, 2009 special election.

With the continued deterioration in the State’s economy and a dramatic reduction in the State tax revenues, the May Revision to the 2009 Budget Act reduced the revenue outlook for 2009-10 by $12.4 billion, which, when combined with the voters’ rejection of the $6 billion in budgetary measures at the special election, was expected to result in a $21.3 billion deficit. The May Revision forecasted General Fund revenues and transfers of $89.1 billion and General Fund expenditures of $83.5 billion for the 2009-10 fiscal year. The May Revision proposed to close the $21.3 billion deficit through major spending reductions, new borrowings, and tax increases. Major spending reductions were proposed for public schools, social service programs, Medi-Cal, and the prison system. The May Revision also proposed to finance $5.5 billion of the deficit by issuing revenue anticipation warrants (“RAWs”). With the implementation of the proposed corrective solutions, the May Revision estimated a $4.5 billion reserve at the end of the 2009-10 fiscal year.

In order to address the further deterioration of the State’s fiscal situation identified in the May Revision, on July 24, 2009, the Legislature passed amendments to the 2009 Budget Act (“2009 Budget Amendments”), along with a number of implementing measures. The 2009 Budget Amendments forecasted that the budget deficit will be $26.3 billion and included $24 billion in proposed budget solutions, for a combined $60 billion in proposed budget solutions adopted for the 2009-10 fiscal year. The largest contributor to the increased budget deficit was the reduction in the baseline revenues forecasted, due almost entirely to the economic recession. The 2009 Budget Amendments forecasted General Fund revenues and transfer of $89.5 billion, and authorized total General Fund spending of $84.6 billion. The 2009 Budget Amendments proposed $4.8 billion in new budget solutions and adjusted the estimated available reserve at the end of 2009-10 fiscal year to $1.1 billion.

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Recently, many municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

The deterioration of the State’s fiscal situation increases the risk of investing in California municipal obligations, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal obligations, and a fund’s net asset value, will experience greater volatility. In addition, several ratings agencies have recently downgraded California’s general obligation bond rating. Further downgrades could result in a reduction in the market value of the California municipal obligations held by a fund, which could negatively impact a fund’s net asset value and/or the distributions paid by a fund.

Cash flow requirements

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State frequently issues RANs to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. The State issued $5.5 billion of RANs in fiscal year 2008-09 as part of its cash management program.

Bond rating

The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s Ratings Service (“Standard & Poor’s”), “Aa2” from Moody’s Investors Services, Inc. (“Moody’s”) and “AA” from Fitch, Inc. (“Fitch”). Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds. In July 2003, Standard & Poor’s downgraded the State’s general obligation credit rating to “BBB.” In December 2003, the State’s general obligation credit rating was downgraded to “BBB” by Fitch and “Baa” by Moody’s.

In May 2004, Moody’s upgraded the State’s general obligation bond rating to “A3” with a positive outlook. In August 2004, Standard & Poor’s raised California’s general obligation bond rating to A and removed the rating from credit watch. In September 2004, Fitch upgraded California’s general obligation bond rating to A, citing the State’s financial improvement due to the issuance of ERBs, improving economic indicators and revenues matching estimates.

In May 2006, Moody’s and Standard & Poor’s both upgraded the State’s general obligation bond rating to A1 and A+, respectively. In June 2006, Fitch upgraded the State’s general obligation bond rating to A+. In

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2009 the State’s general obligation bond ratings were significantly downgraded by Moody’s, Standard & Poor’s and Fitch. As of August 18, 2009, the State’s general obligation bonds were rated “Baa1” by Moody’s, “A” by Standard & Poor’s and “BBB” by Fitch. The State’s credit ratings have not been this low since December 2003 and as of August 4, 2009, the State has the lowest bond rating of any state.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal proceedings

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of other issuers

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal securities, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State assistance.    The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Subsequent to the enactment of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. As part of the State-Local agreement, Proposition 1A was approved by the voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. The State is currently able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two–thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. Further, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax.

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To the extent the State should be constrained by Article XIIIB limitations, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Assessment bonds.    California municipal securities which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California long term lease obligations.    Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998, which reconfirmed the legality of these financing methods.

Other considerations

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Potential additional factors, including natural disasters such as earthquakes, may adversely impact State or municipal economies. Also, the effect of these various constitutional and statutory changes upon the ability

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of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which could affect the State’s or local agencies’ ability to raise revenue. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal securities in which a fund may invest, future allocations of State revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal securities in a fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special considerations relating to New Jersey municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in New Jersey (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

New Jersey’s economy, like the rest of the US, experienced a severe economic downturn in 2008. Payroll employment declined at an average annual rate of -0.3% in 2008 after growing at rates of 0.1% in 2007, and 0.8% in 2006. The level of payroll employment in February 2009, 3.97 million, remained below the 4.0 million mark for the second time since December 2008. Previously, the State’s level of employment had been above the 4.0 million mark for fifty-four consecutive months.

New Jersey’s payroll employment declined by 3.0% in February 2009, compared to February 2008. The generally declining labor market conditions kept the State’s jobless rate above 5.0% for the tenth straight month since May 2008. New Jersey’s unemployment rate was 8.2% in February 2009, which rose above the national unemployment rate of 8.1% in February 2009 for the first time since October 2006.

According to the United States Bureau of Economic Analysis (release dated March 24, 2009), the preliminary growth rate for New Jersey’s personal income of 1.8% for the fourth quarter of 2008 came in below the revised growth rate of 3.4% for the third quarter of 2008.

New Jersey’s and the nation’s economy is expected to continue to experience further deterioration in near term economic growth in 2009. According to the Federal Open Market Committee’s minutes released on March 4, 2009, the Federal Reserve Board stated that economic conditions continued to deteriorate through

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February 2009 and indicated that a turnaround in the national economy is not expected until late 2009 or early 2010. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com, and Rutgers University project economic recessionary conditions to continue through 2009, with credit still tight and the financial market under turmoil.

New Jersey’s economy is expected to follow the national trend for 2009. Employment is projected to decrease by approximately 3.0% average annual rate in 2009 and to decline an additional 0.3% in 2010. Personal income is expected to decline by 0.4% in 2009 and improve an estimated 3.0% growth rate in 2010. Corrections are expected to continue in the housing market with housing activity to weaken further before stabilizing. New motor vehicle registrations are projected to remain below the 500,000 level in 2009 and 2010.

Inflation is expected to remain low during the downturn, but policymakers are concerned about the potential for deflation. The future economic outlook hinges on the success of the federal and state economic stimulus packages and supportive fiscal and monetary policies. Availability of credit, stability in the financial markets, and improvements in consumer and business confidence are critical factors necessary for an economic turnaround in the nation and in New Jersey.

New Jersey may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the unemployment rate, credit availability, financial market stresses, and geopolitical tensions.

Financial Results for Fiscal Year Ended June 30, 2008

New Jersey operates on a fiscal year ending June 30. New Jersey ended fiscal year 2008 with combined net assets totaling a negative $12.7 billion. This amount represents a decrease of $5.4 billion from the prior fiscal year which includes the State’s implementation of GASB Statement No. 45. Approximately 60.5% of New Jersey’s total revenue came from general taxes, while 20.5% was derived from operating grants. Charges for services amounted to 17.9% of total revenues, while other items such as capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 27.9% was for educational, cultural, and intellectual development, which includes approximately $1.0 billion disbursed by the New Jersey Schools Development Authority to help finance school facilities construction. Government direction, management and control amounted to 21.3% of total expenditures, while physical and mental health amounted to 18.3%. Other major expenditures focused on economic planning, development, and security; public safety and criminal justice; and community development and environmental management.

During fiscal year 2008, governmental activity expense exceeded program revenues. This imbalance was mainly funded through $31.6 billion of general revenues (mostly taxes and transfers). The remaining $5.5 billion resulted in a decrease in net assets. Revenues from business-type activities in fiscal year 2008 exceeded expenses by $843.8 million.

During fiscal year 2008, State revenues, including transfers, totaled $50.3 billion, an increase of $1.4 billion from the prior fiscal year. This amount reflects a full year effect of an increase in the Sales and Use Tax rate to 7.0% from 6.0% and the broadening of the Sales and Use Tax base. General taxes totaled $30.4 billion. The State’s Gross Income Tax totaled $12.6 billion, the Sales and Use Tax totaled $9.1 billion, and the Corporation Business Tax totaled $3.1 billion. The State’s three major taxes comprised 81.2% of the total general taxes that were collected during fiscal year 2008. Fiscal year 2008 expenditures totaled $55.7 billion, an increase of $6.5 billion from the prior fiscal year. Government direction, management and control increased by $6.0 billion. Of that amount, $3.2 billion reflects New Jersey’s implementation of GASB

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Statement No. 45 for OPEB, while another $1.0 billion reflects increases in the State’s net pension obligation. A $1.2 billion decrease in spending for transportation programs was offset by increases of $577.2 million for educational, cultural and intellectual development, $495.4 million for physical and mental health, and $187.0 million for economic planning, development, and security. Overall, 46.2% of all New Jersey expenditures occurred in the areas of education, higher education, and physical and mental health.

Funds Financial Analysis for the Fiscal Year 2008

New Jersey’s governmental funds reported June 30, 2008 fund balances of $10.2 billion. The $473.2 million decrease in fund balance was primarily from a reduction in the Property Tax Relief Fund resulting from spending the fiscal year 2007 dedication in fiscal year 2008. This amount represented approximately one full year’s worth of one-half percent of the Sales and Use Tax collections that are constitutionally dedicated for property tax relief.

The General Fund.    The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The General Fund balance for the fiscal year ended June 30, 2008 was $4.5 billion of which $2.8 billion represented unreserved fund balances. During the fiscal year 2008, the total fund balance decreased by $60.5 million. The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “Rainy Day Fund.” Surplus revenue is defined as an amount equivalent to 50.0% of the excess between the amount certified by the Governor at the time of the approval of the annual Appropriations Act and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. During fiscal year 2008, the State withdrew $24.8 million from the Surplus Revenue Fund. The fund benefited from $19.6 million in interest earnings that accrued on its fund balance during the fiscal year, as well as a $255.3 million mandatory deposit that was made.

On a budgetary basis, general revenues of $28.4 billion were $2.9 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $1.3 billion, and declines in other revenues of $1.0 billion, services and assessments of $486.4 million, and licenses and fees of $314.5 million. These negative variances were offset by taxes, which were $201.5 million above the final budget. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. Federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

Total expenditures were $3.5 billion lower than original appropriations set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under spending resulted from the State’s historical practice of over appropriating federal funds. This practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2008, the State’s appropriation of federal funds and other grants exceeded expenditures by $1.3 billion. These excess appropriations are available for use in future years. From a program perspective, under spending in fiscal year 2008 includes $681.0 million from physical and mental health, $529.4 million from economic planning, development and security, $634.6 million from community development and environmental management, $626.7 million from government direction, management, and control, $512.8 million from public safety and criminal justice, $352.0 million from educational, cultural, and intellectual development, $107.8 million from special government services, and $47.0 million from transportation.

Property Tax Relief Fund.    The Property Tax Relief Fund accounts for revenues from the gross income tax. Appropriations from this fund are exclusively used for the constitutional purpose of reducing or offsetting

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property taxes. During the fiscal year 2008, $13.9 billion of property tax relief expenditures were made out of this fund. The Property Tax Relief Fund’s fiscal year 2008 ending unreserved—undesignated fund balance is $98.9 million.

Unemployment Compensation Fund.    The Unemployment Compensation Fund accounts for monies deposited from employers and employees contributions for unemployment compensation, amounts credited or advances made by the Federal Government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the Treasurer of the United States for credit to the State’s Unemployment Compensation Fund. During the fiscal year 2008, $260.0 million was deposited into the State of New Jersey Unemployment Compensation Fund from the State’s General Fund to provide benefits for unemployed workers.

State Lottery Fund.    Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to winning lottery tickets holders, vendor fees in the production and distribution of lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the State’s General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, and the United States Government Treasury securities are accounted for in this fund.

In fiscal year 2008, gross revenues totaled $2.6 billion, of which $1.5 billion was returned in prizes, $882.1 million went to State education and institutions, $196.5 million was paid to sales agents and ticket vendors, and $22.9 million covered Lottery operational and promotional expenses. As of June 30, 2008, the State Lottery, since its inception, has generated over $44.4 billion in gross revenues, $23.4 billion in prizes, and contributed $17.3 billion to the State.

Special Revenue Funds.    These funds are used to account for the proceeds of specific revenue sources that are legally restricted to expenditure for specific purposes such as education, environment and health care. Special Revenue Funds include the Casino Revenue Fund (“CRF”), the Casino Control Fund and the Gubernatorial Elections Fund.

The CRF was established in 1976 with the provision that State revenues derived from casino gambling would be applied solely for the purpose of “providing funding for reductions in property taxes, rental, telephone, gas, electric, and municipal utilities charges of eligible senior citizens and disabled residents of the State in accordance with such formulae as the Legislature shall by law provide.” The Fund’s authorized use was expanded in 1981 to include additional or expanded health services or benefits, transportation services, or benefits to eligible senior and disabled residents.

Total CRF resources of $351.8 million are projected for fiscal year 2010. Total CRF resources also include $15.9 million from the additional taxes implemented in fiscal year 2004.

Total available CRF resources in fiscal year 2010 are forecast to decrease from the fiscal year 2009 appropriated amount by $63.0 million. The most significant contributor to this decrease in revenues is the slowing local and national economy. Also contributing to the decrease is the phase out of tax on casino comps and competition from slot machine venues that have opened in the Philadelphia area.

The majority of total CRF resources continue to be used to support the Pharmaceutical Assistance to the Aged and Disabled program.

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The Casino Control Fund is used to account for fees from the issuance and annual renewal of casino licenses. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund is used to account for receipts from the dollar designations on New Jersey Gross Income Tax returns. When indicated by the taxpayer, one dollar of the tax is reserved from Gross Income Tax revenues and credited to the Gubernatorial Elections Fund. These funds are available for appropriation pursuant to The New Jersey Campaign Contributions and Expenditures Reporting Act.

Fiduciary Funds.    These funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Fiduciary funds are reported using the accrual basis of accounting, in separate Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets. Government-wide financial statements exclude fiduciary fund activity and balances since the assets are legislatively restricted in purpose and do not represent discretionary assets the State can use to fund its operations.

Proprietary Funds.    These funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds. Proprietary funds provide the same information as government-wide financial statements and use the accrual basis of accounting.

Effect of Economic Downturn on Fiscal Year 2009 and Fiscal Year 2010

In the first quarter of fiscal year 2009, the New Jersey economy weakened. While New Jersey’s estimated revenues as set forth in the fiscal year 2009 Appropriations Act had been based on conservative projections, over much of the first quarter of 2009, major tax collections began missing the projected targets and then almost every revenue source underperformed the fiscal year 2009 estimates as contained in the fiscal year 2009 Appropriations Act. On October 16, 2008, Governor Corzine proposed a $245 million economic stimulus plan to a joint session of the State Legislature, proposing additional expenditures to provide for immediate assistance to citizens in need, incentives to support employment and economic activity and enhancements to the State’s business climate and long-term economic prospects. On July 27, 2009, the Governor signed the New Jersey Economic Stimulus Act of 2009 into law.

After October 2008 collections, the State Treasurer estimated on November 12, 2008 that the revenue shortfall for fiscal year 2009 would be up to $1.2 billion less than the amounts estimated in the fiscal year 2009 Appropriations Act. To address this additional shortfall, additional spending reductions were put in place. Six months into fiscal year 2009, on January 2, 2009, New Jersey projected a shortfall for fiscal year 2009 of approximately $2.0 billion, comprised of $1.7 billion in revenue shortfalls and more than $275.0 million required for spending programs to deal with the economic crisis. In order to address the constitutional requirement for a balanced budget, New Jersey undertook a line-by-line review of all budgetary spending to identify spending reductions and to reduce appropriations for fiscal year 2009. By early January 2009, this review yielded $812.0 million of reductions in State-spending. These reductions include a wage freeze for managerial and rank-and-file employees. The spending cuts and restraints covered slightly more than one-third of the fiscal year 2009 budget gap. The remainder of the shortfall was proposed to be closed by the use of $275.0 million from the Surplus Revenue Fund, transfer of $365.0 million from the Long-Term Obligation and Capital Expenditure Fund to the Property Tax Relief Fund, revenues of $300.0 million of increased Medicaid support from the federal government for the State’s Medicaid program pursuant to the federal fiscal stimulus funding under the American Recovery and Reinvestment Act (“ARRA”) and $208.0 million of an estimated increase in the fiscal year 2008 unappropriated ending balance as a result of the close-out of fiscal year 2008.

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With the national and State economies further weakening by February 2009, monthly revenue collections continued downward, necessitating a revision of the shortfall for fiscal year 2009. With gross income, sales and use and corporation business taxes all falling below estimates and significantly under collections recorded for the same periods one year ago, the shortfall for fiscal year 2009 was revised to $3.4 billion. The eroding revenues for fiscal year 2009 required deeper reductions for fiscal year 2009. The amount of revenues estimated at the time of enactment of the fiscal year 2009 Appropriations Act was $32.4 billion, but at the time of delivery of the Governor’s Budget Message on March 10, 2009, such estimate was $29.5 billion. An additional $500 million of spending solutions were developed, including savings from a mandatory two day State employee furlough, the projected receipt of federal stimulus funds, redirection of available balances in certain dedicated funds and the enactment of a tax amnesty program. The mandatory State employee furlough has been challenged by the filing of a lawsuit entitled CWA v. New Jersey Civil Service Commission on March 30, 2009 in which the plaintiffs seek to stay and invalidate an emergency rule which permits mandatory, involuntary furloughs of State employees. The State intends to vigorously defend this matter.

At the time of the delivery of the Governor’s Budget Message on March 10, 2009, the revenue shortfall for fiscal year 2009 was estimated at approximately $2.9 billion, additional spending at $225.0 million and a required payment into the Unemployment Compensation Fund of $150.0 million resulting in a shortfall of about $3.3 billion for fiscal year 2009. The solutions for fiscal year 2009 as presented in the Governor’s fiscal year 2010 Budget Message include budget cuts of approximately $1.8 billion, transfer from the Long-Term Obligation and Capital Expenditure Fund to the Property Tax Relief Fund of $365.0 million, use of the estimated increase in the undesignated ending fund balance for fiscal year 2008 of $207.6 million, additional federal Medicaid monies of $533.0 million, federal stimulus funds of $250.0 million, use of balances from certain dedicated funds of $156.9 million and $100.0 million from a tax amnesty program.

Governor’s Fiscal Year 2010 Budget Message

The Governor’s fiscal year 2010 Budget Message was delivered on March 10, 2009. On March 19, 2009, the Governor adjusted the amounts contained in his budget message delivered on March 10, 2009 to include the restoration of the property tax deduction for all taxpayers earning up to $150,000, which was offset by a one year increase in the top income tax rate. The proposed Budget includes actual opening fund balances for fiscal year 2009, based on actual closing fund balances for fiscal year 2008, revised revenues and appropriations based on year-to-date results for fiscal year 2009 and budget recommendations for fiscal year 2010.

As a result of the recession and the steadily deteriorating revenue collections, the Governor proposed a budget for fiscal year 2010 which totals $29.841 billion, which is more than 10% less than for fiscal year 2009 adjusted for the changes since the enactment of the fiscal year 2009 Appropriations Act. The budget proposal had to deal with a projected $7.0 billion shortfall through $4.0 billion in direct cuts or reductions in baseline growth, $2.0 billion anticipated from federal stimulus monies, and $1.0 billion in revenue solutions. Additionally, the budget proposal also calls for a reduction in spending for State government operations in the amount of $420.0 million from savings generated from a mandatory New Jersey employee furlough for one day in each month during fiscal year 2010 and proposals to eliminate certain previously negotiated wage increases.

Debt Reduction Plan, Fiscal Restructuring and Amendment to Debt Limitation Clause

On June 30, 2009, the Governor issued Executive Order 103 directing the executive branch to present an annual budget message that shall request or recommend State appropriations in an amount in excess of the certified amount of recurring revenues for the fiscal year for which the budge recommendation is made, with some limited exceptions. Further, for fiscal years beginning on or after July 1, 2009, the executive branch is required not to request or recommend appropriations in excess of the certified amount of recurring revenue,

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and any excess revenue shall be credited or appropriated to the Long-Term Obligation and Capital Expenditure Fund. Due to the State’s economic situation, Executive Order 103 has been suspended for fiscal year 2010 by Executive Order 135 issued by the Governor on March 10, 2009.

As part of the Governor’s plan to restructure the State’s financial condition, the fiscal year 2009 Appropriations Act is $600 million less than the prior fiscal year.

Senate Concurrent Resolution No. 39, approved by voters on November 4, 2008, amends the State Constitution’s Debt Limitation Clause. The State legislature is now prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the voters of the State. Voter approval is not required for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or form a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey capital project financings

General obligation bonds.    New Jersey is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the full faith and credit of New Jersey. As of June 30, 2008 New Jersey had $2.8 billion of general obligation bonds outstanding with another $702.5 million of bonding authorization remaining from various general obligation bond acts. The amount provided by the General Fund for debt service payments for fiscal year 2008 was $428.7 million.

New Jersey has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit United States Treasury Obligations—State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue through the trust are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations.

During fiscal year 2008, the State did not refund any general obligation debt. As of June 30, 2008, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to $680.5 million.

Tax and revenue anticipation notes.    In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $2.25 billion of such notes for fiscal year 2008. On September 11, 2008 the State issued $1.8 billion of tax and revenue anticipation notes that bear an interest rate of 3.0% per annum. The notes have a June 25, 2009 final maturity. The State has another $450.0 million remaining in Fiscal Year 2009 borrowing authorization, should the State need additional funds in order to manage its cash flow more effectively.

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Bonds guaranteed by New Jersey.    The New Jersey Sports and Exposition Authority (“NJSEA”) issues State-guaranteed bonds. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA’s revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey’s guarantee.

“Moral Obligation” Bonds.    The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by these entities. Pursuant to such legislation, a designated official is required to certify any deficiency in debt service funds maintained to meet payments of principal and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible State entities. Currently, bonds issued by the South Jersey Port Corporation (“SJPC”), the New Jersey Housing and Mortgage Finance Agency and the Higher Education Student Assistance Authority fall under this category. Furthermore, the New Jersey Housing and Mortgage Finance Agency and the Higher Education Student Assistance Authority have not had a deficiency in their respective debt service funds which required the State to appropriate funds.

The State provides the SJPC with funds to cover all debt service and property tax requirements when the SJPC’s earned revenues are anticipated to be insufficient to cover these obligations. On December 1, 2007, the SJPC certified that it would be unable to provide sufficient funds from operations for debt service, and therefore, required a State appropriation for fiscal year 2008 in the amount of $6.9 million.

Obligations supported by New Jersey revenue subject to annual appropriation.    New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counterparty and any swap termination payment. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority.    The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to a number of legislative programs, including: (i) Economic Recovery Bonds; (ii) Pension Bonds; (iii) Market Transition Facility Bonds; (iv) the Community Mental Health Loan Program; (v) the School Facility Construction Bonds; (vi) the Motor Vehicle Security and Customer Service Act; (vii) the lease financing program; (viii) bonds to fund certain business employment incentive grants; (ix) the Motor Vehicle Surcharges Securitization Act; (x) the Cigarette Tax Securitization Act; and (xi) the Municipal Rehabilitation and Economic Recovery Act.

Swap agreements.    NJEDA entered into three forward interest rate swap agreements associated with $604.9 million in bonds issued under the Educational Facilities Construction and Financing Act in fiscal year

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2007. The interest rate swap agreements were designed to commence on September 1, 2006 and November 1, 2006 and to terminate on September 1, 2031 and November 1, 2016 respectively. Under the agreements, the Authority would pay a fixed rate of 4.41% per annum and 4.32% per annum respectively to the counterparty and receive a variable rate equal to 75% of the one-month LIBOR and 75% of the one-month LIBOR plus 5.25 basis points.

On February 26, 2007, NJEDA amended its March 1, 2007 swap agreement to extend its commencement date to May 1, 2010 and the termination date to March 1, 2035. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.25%. On the same date, NJEDA amended a second March 1, 2007 swap agreement to extend its commencement date to May 1, 2009 and the termination date to March 1, 2034. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.51%. On the same date, a third swap agreement dated March 1, 2007 was amended to extend its commencement date to November 1, 2009 and the termination date to September 1, 2034. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.55%. On March 2, 2007, NJEDA amended a fourth March 1, 2007 swap agreement to extend its commencement date to November 1, 2008 and the termination date to September 1, 2033. In addition, the swap agreement was amended to provide that NJEDA pay a fixed rate of 4.49%. For the entire swap agreements listed above, NJEDA will receive a variable rate equal to 62.0% of the one-month LIBOR plus 40.0 basis points.

The State of New Jersey has entered into six swap agreements in association with $1.8 billion of future bond transactions involving NJEDA’s School Facilities Construction Program. The purpose of entering into the swap agreements was to take advantage of “locking in” historically low fixed interest rates for bonds that are to be issued in the future. The swap agreements have allowed the State the opportunity to limit its interest rate exposure.

On October 31, 2006, NJEDA amended its November 1, 2006 Business Employment Incentive Program swap agreement to allow its counterparty to partially hedge NJEDA’s School Facilities Construction Bonds, 2004 Series H.

New Jersey Turnpike Authority.    The New Jersey Turnpike Authority (“NJTA”) is authorized to construct, maintain, repair, and operate turnpike projects at locations established by law. Furthermore, the Authority may issue turnpike revenue bonds or notes of the NJTA, subject to prior approval by the Governor and by either or both the State Treasurer and Comptroller, payable solely from tolls and other revenues of the NJTA. Effective July 9, 2003, the New Jersey Highway Authority merged and became part of the NJTA.

Garden State Preservation Trust.    In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1 billion. Currently, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer.

New Jersey Certificates of Participation.    Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement.

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New Jersey supported school and county college bonds.    Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Conduit indebtedness of New Jersey Authorities and instrumentalities.    Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and municipalities

Regulation of county and municipal finance.    New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any local unit to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

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Regulation of the Issuance of bonds by counties and municipalities.    New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School districts

Regulation of school district finance.    All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, the New Jersey Department of Education has ordered the creation of a State-operated school district in the City of Jersey City, the City of Paterson and the City of Newark.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the issuance of bonds by school districts.    School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities—Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School district lease purchase financings.    School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current

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expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act.    The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools. Under this law, the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this fund.

Local financing authorities

Regulation of Local Financing Authorities.    The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the issuance of bonds by local financing authorities.    Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution control bonds.    In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s

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system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified bonds.    In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Bond rating

As of August 21, 2009, the State’s general obligation bonds were rated “Aa3” by Moody’s, “AA” by Standard & Poor’s and “AA-” by Fitch.

The ratings reflect only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that current ratings will be maintained in the future. Revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

Litigation of the State of New Jersey

General.    At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey

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and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters seek recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

Special considerations relating to New York municipal securities.    The following information provides only a brief summary, and not a complete description, of the complex factors affecting the financial situation in New York (the “State”) and is derived primarily from State and local agency-issued materials that are publicly available. Such information is believed to be accurate, although it has not been independently verified. This information may change without notice. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payments on local government obligations in the event of default or financial difficulty. It should be further noted that, in the wake of the global economic recession, bond issuers may continue to encounter difficulties that negatively impact the marketability of State municipal securities. The overall impact these difficulties may have is unknown.

In December 2007, the nation entered into a recession caused by the downturn in the housing markets and the worldwide financial crisis. The Division of Budget (“DOB”) estimates that the State’s economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. By March 2009, the State’s unemployment rate was three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3% from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5% for 2009, followed by a decline of 0.3% for 2010.

Growth in the State’s inflation-adjusted GDP slowed, to 1.6% in 2008, the lowest rate of growth since 2003. Among all the states, New York’s ranking for GDP growth fell from 7th in 2007 to 18th in 2008. IHS Global Insights estimates that statewide GDP declined at annualized rates of 5.9% in the fourth quarter of 2008 and 4.5% in the first quarter of 2009.

On a per capita basis, personal income in the State averaged $48,076 in 2008, which exceeded the national level ($30,751) and ranked sixth among all the states. After adjusting for inflation, per capita income in the State showed a slight decline of 0.1% in 2008, compared with a 0.9% decline in the nation. The State ranked 18th among all the states for per capita income growth in 2008.

The State’s economy has been affected by the financial crisis. The securities industry is a major component of the State’s economy, having accounted for up to 20% of the State’s tax revenues before the downturn. As the worldwide financial crisis deepened, in New York City one major investment firm failed, two others were sold, and the remaining large independent investment firms converted to bank holding companies. Many other firms received federal government support. For 2008 as a whole, the securities industry lost a record $42.6 billion. In addition, year-end bonuses for the securities industry in New York City fell by 44% to $18.4 billion. The declines in profitability and bonuses have significantly reduced the State’s tax revenue.

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State Economic Forecast.    With the financial markets at the center of the economic downturn, the State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. Layoffs from the State’s financial services sector are now expected to total approximately 60,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of the attacks of September 11th.

But the current downturn in the State economy is expected to extend far beyond Wall Street. A broad-based State recession is now projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State’s real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries.

GAAP-Basis financial plan

DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (“GAAP”). The GAAP results for 2008-09 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2005-06 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, “Basic Financial Statements—Management’s Discussion and Analysis (MD&A)—for State and Local Governments” (“GASB 34”).

The General Fund ended the 2008-09 fiscal year with a closing cash balance of $1.9 billion, which consisted of $1.2 billion in the State’s rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the new Rainy Day Reserve Account), $21 million in the Contingency Reserve Fund, $145 million in the Community Projects Fund and $503 million in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, transfers increased by $178 million and miscellaneous receipts increased by $623 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main sources of annual growth was School Aid. Many complex political, social and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Updated Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitute of specific and cyclical changes to the national and State economies.

GAAP-Basis results for prior fiscal years

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual

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Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

Fiscal year 2008-09—GAAP-Basis results

Net assets.    The State reported net assets of $33.9 billion, comprised of $125.9 billion in total assets offset by $92 billion in total liabilities. The State’s net assets decreased by $13.8 billion as a result of this year’s operations and restatements. Net assets reported for governmental activities decreased by $12.6 billion from a year ago, decreasing from $43.5 billion to $30.9 billion.

Unrestricted net assets—the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements—had a deficit of $35 billion at March 31, 2009.

The deficit in unrestricted governmental net assets, which increased by nearly $12.6 billion in the 2008-09 fiscal year, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State’s future tobacco settlement receipts ($3.6 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.8 billion), local highway and bridge projects ($3.5 billion), local mass transit projects ($2.2 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($11.3 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for the State’s business-type activities decreased by 28.1%, to $3 billion in the 2008-09 fiscal year compared to $4.2 billion in the 2007-08 fiscal year. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($962 million); SUNY operating expenses exceeding operating revenues and State support ($337 million); and a net restatement of CUNY’s beginning net assets ($2 million). This was partially offset by increases in net assets reported by CUNY Senior Colleges and Lottery. CUNY Senior College operating revenues and State support exceeded operating expenses ($110 million) and Lottery revenues exceeded expenses, including education aid transfers ($5 million).

Governmental activities.    The State’s total revenues for governmental activities of $111.1 billion were less than its total expenses of $120.9 billion by $9.7 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $60.8 billion including education aid transfers from the State Lottery of $2.5 billion, grants and contributions of $41.7 billion, and revenues derived by those who directly benefited from the programs of $8.6 billion. Overall, the State’s governmental program revenues, including intergovernmental aid, fees for services and capital grants were $50.3 billion in fiscal year 2008-09. The State paid for the remaining “public benefit” portion of governmental activities with $56.6 billion in taxes and $4.2 billion in other revenues including investment earnings.

Business-type activities.    The cost of all business-type activities this year was $20.8 billion. This increase in business-type activities expenses was caused primarily by increases in unemployment benefit payments for the Unemployment Insurance Fund. The amount that taxpayers ultimately financed for activities reported as transfers was $1.8 billion because some activity costs were paid by those directly benefiting from the

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programs ($11.5 billion), grants and contributions ($5.7 billion) and other miscellaneous revenue ($570 million). The increase in revenues from operating grants and contributions was due to the implementation of new federal reimbursable benefit program to aid in relief for the sharp increase in unemployment benefit payments. The increase in charges for services revenues was primarily caused by increases in Lottery ticket sales, student enrollment, residence hall occupancy levels and modest increases in room rates and fee revenues.

State funds.    The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $3.8 billion. Included in this year’s total change in fund balance is a deficit of $6.9 billion in the State’s General Fund. The General Fund deficit is attributable to several factors including a decrease of $4.7 billion in personal income tax revenue, a $69 million decrease in consumption and use taxes, a $280 million decrease in business tax revenue and a $183 million increase in other taxes; offset by a $30 million increase in miscellaneous revenues. The decrease in personal income tax revenues primarily resulted from declining financial markets, the deteriorating real estate market and the deepening recession. The decline in business taxes is due to a slowdown in corporate profitability and a decrease in audit and compliance receipts. The decrease in General Fund revenues was combined with a $2.1 billion increase in expenditures. Local assistance expenditures increased by nearly $1.6 billion due primarily to increased spending for education programs. State operations increased $518 million due primarily to negotiated salary increases and increased health insurance costs.

The State ended the 2008-09 fiscal year with a General Fund accumulated deficit of $2.9 billion. The decrease of the fund balance is due primarily to a decrease in all major tax revenues.

Capital assets.    As of the end of the 2008-09 fiscal year, the State has $88.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.9 billion over last year.

The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.3 billion in the 2008-09 fiscal year.

The State’s 2009-10 fiscal year capital budget calls for it to spend $9.1 billion for capital projects in the 2008-09 fiscal year, of which $4.3 billion is for transportation projects. To pay for these capital projects the State plans to use $303 million in general obligation bond proceeds, $5.1 billion in other financing arrangements with public authorities, $1.9 billion in Federal funds, and $1.8 billion in funds on hand or received during the year.

Debt administration.    The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where that State’s legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases and Mortgage Loan Commitments which represent $405 million as of March 31, 2009, do not require legislative or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained

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through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State’s governmental activities—thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 20% of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 20% of total outstanding State-supported debt. At March 31, 2009, the State had $1.8 billion in State-supported (net) variable rate bonds outstanding and $4.3 billion in interest rate exchange agreements, in which the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to the convertible bonds, the State also entered into approximately $618 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward starting swaps in which it receives a fixed rate that exceeds the rate it pays on the bonds and pays the Securities Industry and Financial Markets Association (SIFMA) variable rate, resulting in the State paying net variable rates. The net result is the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

At March 31, 2009, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 3.8% of the State-supported debt portfolio. Variable to fixed rate swap agreements of $4.3 billion were equal to 9.3% of the total State-supported debt portfolio. Additionally, the State and CUNY reported $419 million and $177 million, respectively, in fixed to variable rate swap agreements outstanding, which are excluded from the statutory cap because at the time the transaction was completed, they offset specific risks in the State’s swap portfolio.

At March 31, 2009, the State had $52.5 billion in bonds, notes, and other financing agreements outstanding compared with $50.6 billion last year, an increase of $1.9 billion.

2009-10 Enacted Budget financial plan.

The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. This is expected to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble

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and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10 – or more than twice the last recession – are projected.

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year).

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (“ARRA”) to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in the amount of Medicaid spending that is paid for by the Federal government (known as “FMAP”) and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services. The President signed the ARRA on February 17, 2009, after the Governor had submitted his Executive Budget. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

DOB estimates that, after gap-closing actions and Federal aid, the General Fund and HCRA Financial Plan for 2009-10 is balanced, and leaves budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. After actions, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. Based on DOB’s current estimates, the cumulative budget gap for the five-year period (2008-09 through 2012-13) has been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion – or over 70% – from the current-services forecast.

The Enacted Budget institutes a range of reforms in health care, human services, public safety, environmental protection, and State agency operations. It preserves the entire $1.2 billion in the State’s rainy day reserves. It limits reliance on non-recurring resources, which is demonstrated by the substantial reduction in the budget gaps for future fiscal years. The budget does not rely on deficit financing, extraordinary asset sales, or other fiscal “engineering” that would have long-term negative implications for State finances. The State workforce is expected to undergo a substantial reduction.

2009-10 Updated financial plan.    The gap closed by the 2009-10 Enacted Budget was the largest ever faced by the State, measured in both absolute dollars and as a percentage of receipts. It was adopted in an environment of extraordinary economic and fiscal uncertainty and a corresponding increase in the risks surrounding the forecasts of receipts and disbursements. DOB noted the substantial risks to the forecast, especially those related to the impact of the economic downturn on tax collections.

Based on a comprehensive review of operating results through the first quarter of 2009-10, updated economic data, and other information, DOB has concluded that actual receipts across the four-year planning period are likely to fall below the levels forecasted in the Enacted Budget. The most significant downward revisions were made to the forecasts for personal income taxes and sales taxes. Estimates for other tax sources, as well as receipts from investment income and the disposition of abandoned property, have also been reduced based on an updated assessment of market conditions.

General Fund disbursements, including transfers to other funds, are estimated at $55.1 billion, an increase of $151 million from the Enacted Budged forecast. This primarily reflects lower estimates for lottery receipts, which results in a corresponding increase in General Fund support for school aid, and for receipts in other

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funds that were expected to be available to offset fringe benefit costs in the General Fund. In addition to these factors, DOB is projecting substantial increases in the State’s pension contributions, as well as higher growth in human services spending, consistent with the updated economic assumptions and program trends.

DOB estimates that, absent legislative and administration action, the changes in the General Fund receipts and disbursements forecast would result in a budget gap of $2.1 billion in the current fiscal year. The projected budget gaps that must be addressed in future year have also increased and not total $4.6 billion in 2010-11, $13.3 billion in 2011-12 and $18.2 billion in 2012-13.

Authorities and localities

Metropolitan Transportation Authority (MTA).    On July 29, 2009, the MTA released its preliminary 2010 budget and a July Financial Plan for 2010-2013 (the 2010-2013 Financial Plan). The 2010-2013 Financial Plan projects cash balances of $29 million in 2009, $39 million in 2010 and $1 million in 2011 with manageable deficits projected for 2012 and 2013. The MTA depends on financial support from the State, certain localities and affiliated agencies.

New York City.    As required by law, New York City (the “City”) prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City’s cash flow or expenditures.

The City’s General Fund had revenues and other financing sources in fiscal year 2008 of $62.0 billion and expenditures and other financing uses of $62.0 billion, with a net surplus of $5 million. These expenditures and other financing uses include transfers and subsidy payments of $4.6 billion to help eliminate the projected budget gap for fiscal year 2009 and reduce the gap in fiscal years 2010 and 2011. Excluding the transfers and subsidy payments to eliminate future fiscal year projected gaps, expenditures and other financing uses increased by $3.2 billion or 5.5%.

In June 2009, the City adopted a budget for the 2009-10 fiscal year. The Mayor subsequently submitted to the New York State Financial Control Board a new four-year financial plan (“the Plan”) based on the preliminary budget for the fiscal year 2010.

On June 5, 2007, S&P improved its rating on the City’s general obligation bonds from AA- to AA. On June 29, 2007, Fitch improved its rating on the City’s general obligation bonds from A+ to AA-. On July 18, 2007, Moody’s improved its rating on the City’s general obligation bonds from A1 to Aa3.

Bond rating

As of August 21, 2009, the State’s general obligation bonds were rated “Aa3” by Moody’s, “AA” by Standard & Poor’s and “AA-” by Fitch.

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The ratings reflect only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that current ratings will be maintained in the future. Revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

Litigation

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2008-09 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-09 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

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Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. The case now awaits decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged

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violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by December 15, 2008 order summarizing a preliminary decision, the District court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending.

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There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under CERCLA for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) claimant failed to file a motion to certify the class in a timely manner and (ii) claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). Claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed Claimant’s cross-motions, and has submitted a motion for summary judgment. All papers on Claimant’s cross-motions and on the State’s summary judgment motion were to be submitted by August 17, 2009.

Investment limitations of the funds

Fundamental investment limitations.    The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

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Each fund will not:

(1)	Purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers’ acceptances of domestic branches of US banks.

The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries, and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

(2)

Issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(3)	Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

The following interpretation applies to, but is not a part of, this fundamental restriction: The fund’s investments in master notes and similar instruments will not be considered to be the making of a loan.

(4)	Engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(5)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

(7)	Purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

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With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

California Municipal Money Fund’s investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policies of New York Municipal Money Fund relating to investments in New York municipal securities, New Jersey Municipal Money Fund relating to investments in New Jersey municipal securities, and Tax-Free Fund relating to investments the income from which is exempt from federal income tax may not be changed without approval of the appropriate fund’s shareholders.

Non-fundamental investment limitations.    The following investment restrictions are not fundamental and may be changed by each board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

Each fund will not:

(1)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2)	Engage in short sales of securities or maintain a short position, except that the fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3)	Purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

(4)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

(5)	Invest more than 10% of its net assets in illiquid securities.

U.S. Government Portfolio’s investment policy of investing at least 80% of its net assets in US government securities, including government securities subject to repurchase agreements, may be changed by the fund’s board without shareholder approval. However, the fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the 80% investment policy.

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Disclosure of portfolio holdings

Policies and procedures generally.    UBS Global AM and each fund’s board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of a fund. UBS Global AM and each fund’s chief compliance officer also considered actual and potential material conflicts that could arise in such circumstances between the interests of fund shareholders, on the one hand, and those of a fund’s investment advisor, sub-advisor, distributor, or any affiliated person of a fund, its investment advisor, sub-advisor or its distributor, on the other. Each fund’s disclosure policy with respect to the release of portfolio holdings information is to release only such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, each fund’s portfolio holdings will not be made available to anyone outside of UBS Financial Services Inc. and UBS Global AM unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of this policy.

After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, UBS Global AM and each fund’s board determined that the funds have a legitimate business purpose for disclosing portfolio holdings to certain persons/entities and that the policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

UBS Global AM’s procedures require that UBS Global AM Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a fund’s portfolio holdings is for a legitimate business purpose and in the best interests of the fund’s shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of each fund or UBS Global AM Legal and Compliance Departments authorizing the disclosure of portfolio holdings. UBS Global AM Legal and Compliance Departments will periodically review how each fund’s portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM affiliates and fiduciaries, and broker-dealers to ensure that such use is for legitimate business reasons and in the best interests of the fund’s shareholders.

Board oversight.    Each fund’s board exercises continuing oversight of the disclosure of fund portfolio holdings by (i) overseeing the implementation and enforcement by the funds’s chief compliance officer of the portfolio holdings disclosure policies and procedures and the fund’s policies and procedures regarding the misuse of inside information, (ii) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the Investment Company Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings, and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. UBS Global AM and each fund’s board reserve the right to amend a fund’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time subject to the approval of each fund’s board.

Complete portfolio holdings. Disclosure to service providers subject to confidentiality and trading restrictions.    UBS Global AM, for legitimate business purposes, may disclose a fund’s complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party’s custodian or transfer agent, as necessary in connection with redemptions in kind, and other third parties that provide services (collectively, “Service Providers”) to UBS Global AM and/or a fund.

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Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information, pursuant to the terms of the service agreement between the Service Provider and a fund or UBS Global AM, or the terms of the confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a fund and its shareholders, and the legitimate business purposes served by such disclosure. Disclosure of complete portfolio holdings to a Service Provider must be authorized by a fund officer or the General Counsel or an Associate General Counsel with the Legal and Compliance Departments of UBS Global AM.

Complete portfolio holdings. Disclosure to UBS Global AM affiliates and certain fiduciaries subject to confidentiality and trading restrictions.    A fund’s complete portfolio holdings may be disclosed between and among the following persons (collectively, “Affiliates and Fiduciaries”), subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a fund or by an attorney in the Legal and Compliance Departments of UBS Global AM, for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under UBS Global AM’s code of ethics, a fund’s policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to the code of ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to a fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM or a fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a fund’s current advisor; (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties; and (vi) custodians or other third parties as necessary in connection with redemptions in kind of the fund shares.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by the UBS Global AM Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed and the risk of harm to a fund and its shareholders and the legitimate business purposes served by such disclosure.

Complete and partial portfolio holdings. Arrangements to disclose to service providers and fiduciaries.    As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the funds have arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the funds are:

•	State Street Bank and Trust Company, each fund’s custodian, receives portfolio holdings information daily on a real-time basis.

•

Ernst & Young LLP, each fund’s independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP for semiannual reporting purposes. Ernst & Young LLP also receives portfolio holdings information

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annually at a year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young LLP.

•

Bloomberg L.P., which provides analytical services, receives portfolio holdings information on a quarterly basis with a 60-day lag. The rating agencies of Morningstar and Lipper also receive portfolio holdings information on a quarterly basis so that each fund may be included in each rating agency’s industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

•

A limited number of financial printers used by each fund to print and file its annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the parties.

•

Institutional Shareholder Services, Inc. receives portfolio holdings information daily on a real-time basis in connection with proxy voting and class action claims processing services provided to the funds.

Complete and partial portfolio holdings.    Disclosure to broker-dealers in the normal course of managing fund assets.    An investment advisor, administrator or custodian for a fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a fund’s portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of a fund or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the fund, or an attorney in the UBS Global AM Legal and Compliance Departments. A fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is authorized to give such consent except as approved by a fund’s board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the fund, its shareholders, and the legitimate fund purposes served by such disclosure.

Complete and partial portfolio holdings.    Disclosure as required by Applicable Law.    Fund portfolio holdings and other investment positions comprising a fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of fund portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings). The UBS Global AM Legal Department must authorize the disclosure of portfolio holdings information when required for a legal or regulatory purpose. The UBS Global AM Legal Department may not be able to prevent or place restrictions on the disclosure of a fund’s portfolio holdings when compelled by law or regulation to provide such information, even if the UBS Global AM Legal Department determines that such disclosure may not be in the best interest of fund shareholders or that a material conflict of interest is present or appears to be present. However, the UBS Global AM Legal Department will attempt to monitor the use of any fund portfolio holdings information disclosed as required by law or regulation.

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Disclosure of non-material information.    Policies and procedures regarding non-material information permit UBS Global AM fund officers, UBS Global AM fund portfolio managers, and senior officers of UBS Global AM Finance, UBS Global AM Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM who has been authorized by the UBS Global AM Legal and Compliance Departments’ representatives (collectively, “Approved Representatives”) to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to a fund or its portfolio holdings and/or other investment positions (collectively, “commentary and analysis”) or any changes in the portfolio holdings of a fund that occurred after the most recent calendar-quarter end (“recent portfolio changes”) to any person if such information does not constitute material nonpublic information and complies with the portfolio holdings disclosure policies and procedures described above.

An Approved Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. UBS Global AM believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a fund. Nonexclusive examples of commentary and analysis about a fund include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry and country, and (iv) the volatility characteristics of the fund. An Approved Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

“Approved Representatives” include persons employed by or associated with UBS Global AM who have been authorized by the Legal and Compliance Departments of UBS Global AM to disclose recent portfolio changes and/or commentary and analysis in accordance with the applicable policies and procedures.

Prohibitions on disclosure of portfolio holdings.    No person is authorized to disclose fund portfolio holdings or other investment positions (whether online at http://www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the applicable policies and procedures. In addition, no person is authorized to make disclosure pursuant to these policies and procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Investment Company Act). Furthermore, UBS Global AM, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a fund to any person who could otherwise be eligible to receive such information under the applicable policies and procedures, or may determine to make such disclosures publicly as provided by the policies and procedures.

Prohibitions on receipt of compensation or other consideration.    The portfolio holdings disclosure policies and procedures prohibit a fund, its investment advisor and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in a fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

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Organization of the funds; directors/trustees and officers; principal holders and management ownership of securities

UBS RMA Money Fund Inc. and UBS RMA Tax-Free Fund Inc. (each a “Corporation”) were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 90 billion shares of common stock, par value $0.001 per share (60 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. UBS Managed Municipal Trust and UBS Municipal Money Market Series (each a “Trust”) were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series (California Municipal Money Fund and New York Municipal Money Fund) and Municipal Money Market Series has one (New Jersey Municipal Money Fund). Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as “board members”), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series of a Corporation or Trust. Each board member serves an indefinite term of office. Each board member who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Corporation’s or Trust’s board, including a majority of those board members who are not “interested persons” of the fund as that term is defined by the Investment Company Act (“Independent Board Members”), determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of the board, until 2011. The tables below show, for each director or trustee and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a board member or officer of the fund, the board member’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

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Interested Board Member

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director/ Trustee	Since 1991 (Managed Municipal Trust); Since 1992 (RMA Money Fund, RMA Tax-Free Fund); Since 1996 (Municipal Money Market Series)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as President of New York City Global Partners (an organization located in part of the office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Independent Board Members
Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director/ Trustee and Chairman of the Board of Directors/ Trustees	Since 1996 (Director/ Trustee) Since 2004 (Chairman of the Board of Directors/ Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	None

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director/ Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non- management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate Governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member

Richard R. Burt; 62 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director/ Trustee	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).	Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director/ Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	Mr. Garil is also a director of the OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director/ Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub- advisor or manager.	None

†	Each board member holds office for an indefinite term. Each board member who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Corporation’s or Trust’s board, including a majority of its Independent Board Members, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of the board, until 2011.

††	Professor Feldberg is deemed an “interested person” of the funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the funds may conduct transactions.

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Officers

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM — Americas region”). Prior to joining UBS Global AM — Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM — Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2006). Prior to joining UBS Global AM — Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 52	Vice President	Since 1996 (Managed Municipal Trust); Since 2000 (Municipal Money Market Series, RMA Tax-Free Fund)	Mr. Gerry is a managing director — municipal fixed income of UBS Global AM — Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM — Americas region (since 2004). He was deputy general counsel of UBS Global AM — Americas from July 2001 to July 2004. He has been secretary of UBS Global AM — Americas since 2004 and secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM — Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM — Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM — Americas region (since 2005). Prior to joining UBS Global AM — Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2007). Prior to joining UBS Global AM — Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM — Americas region. Prior to joining UBS Global AM — Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Ryan Nugent*; 31	Vice President	Since 2005 (Managed Municipal Trust; Municipal Money Market Series; RMA Tax-Free Fund)	Mr. Nugent is an associate director (since 2004) and portfolio manager (since 2005) of UBS Global AM — Americas region. Prior to that he was an assistant portfolio manager to the tax free money market funds since February 2002. Mr. Nugent is a vice president of three investment companies (consisting of four portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM — Americas region (since 2006). Prior to joining UBS Global AM — Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Robert Sabatino**; 35	Vice President	Since 2001	Mr. Sabatino is an executive director (since 2007), head of US taxable money markets (since 2009) and portfolio manager (since 2001) and was previously a director (from 2001 to 2006) of UBS Global AM — Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of four investment companies (consisting of 33 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM — Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM — Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) p.l.c. (since December 2006). Prior to joining UBS Global AM — Americas region, he was chief administrative officer for the Legg Mason Partners Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head — Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management — Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. — UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995 (Managed Municipal Trust, RMA Money Fund, RMA Tax-Free Fund); Since 1996 (Municipal Money Market Series)	Mr. Weller is an executive director and senior general counsel of UBS Global AM — Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM — Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

†	Officers of the funds are appointed by the board members and serve at the pleasure of the board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Information about board member ownership of funds’ shares

Board member	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial  Services Inc.,
UBS Global AM or an affiliate serves as investment
advisor, sub-advisor or manager†
Interested board member
Meyer Feldberg	Money Market Portfolio:	None*
None
U.S. Government Portfolio:
None
Tax-Free Fund:
None
California Municipal Money Fund:
None
New Jersey Municipal Money Fund:
None
New York Municipal Money Fund:
None

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Board member	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial  Services Inc.,
UBS Global AM or an affiliate serves as investment
advisor, sub-advisor or manager†
Independent board members
Richard Q. Armstrong	Money Market Portfolio:	Over $100,000
None
U.S. Government Portfolio:
None
Tax-Free Fund:
None
California Municipal Money Fund:
None
New Jersey Municipal Money Fund:
None
New York Municipal Money Fund:
None

Alan S. Bernikow	Money Market Portfolio:	$50,001–$100,000
None
U.S. Government Portfolio:
None
Tax-Free Fund:
None
California Municipal Money Fund:
None
New Jersey Municipal Money Fund:
None
New York Municipal Money Fund:
None

Richard R. Burt	Money Market Portfolio:	$50,001–$100,000
None
U.S. Government Portfolio:
None
Tax-Free Fund:
None
California Municipal Money Fund:
None
New Jersey Municipal Money Fund:
None
New York Municipal Money Fund:
None

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Board member	Dollar range of equity securities in funds†	Aggregate dollar range of equity securities in all
registered investment companies overseen by the
board member for which UBS Financial  Services Inc.,
UBS Global AM or an affiliate serves as investment
advisor, sub-advisor or manager†
Bernard H. Garil	Money Market Portfolio: None	Over $100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New Jersey Municipal Money Fund: None
New York Municipal Money Fund: None

Heather R. Higgins	Money Market Portfolio: None	$50,001–$100,000
U.S. Government Portfolio: None
Tax-Free Fund: None
California Municipal Money Fund: None
New Jersey Municipal Money Fund: None
New York Municipal Money Fund: None

†	Information regarding ownership is as of December 31, 2008.

*	In December 2008, Mr. Feldberg owned in excess of $100,000 in all registered investment companies for which he serves as board member and for which UBS Global AM or on affiliate serves as investment advisor, sub-advisor or manager. During a year-end reallocation of investments, his assets were inadvertently reinvested in UBS-managed investments where Mr. Feldberg does not serve as a board member. Such assets were reinvested in funds he oversees in early 2009.

Committees

Each of the Corporations/Trusts has an Audit Committee and a Nominating and Corporate Governance Committee. The members of the Audit Committee are currently the Independent board members. Alan S. Bernikow is chairman of the Audit Committee. The following Independent board members are members of the Nominating and Corporate Governance Committee: Richard R. Burt (chairman), Heather R. Higgins and Bernard H. Garil.

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The Audit Committee is responsible for, among other things, (i) overseeing the scope of a fund’s audit; (ii) overseeing a fund’s accounting and financial reporting, policies and practices, and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund’s independent registered public accounting firm, as well as determining the compensation thereof. In furtherance of its duties, the Audit Committee also is responsible for, among other things: obtaining assurance from a fund’s independent registered public accounting firm of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accounting firm; inquiring as to a fund’s qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent registered public accounting firm any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund’s audit or determining whether a fund’s financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During each fund’s fiscal year ended June 30, 2009, each Audit Committee held five meetings.

Each fund’s board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter. Each Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the relevant board candidates to be nominated as additional Independent board members of the board and making recommendations to the board with respect to compensation of board and committee members; performing an annual evaluation of the board and its committees; reporting on such evaluation to the board; and performing other such corporate governance functions as the board may authorize. Each Nominating and Corporate Governance Committee met twice during the fiscal year ended June 30, 2009. Each Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy among the Independent board members occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard R. Burt, care of the Secretary of the Corporation/Trust at c/o UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606 and indicate on the envelope “Nominating and Corporate Goverance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

Information about Independent board member ownership of securities Issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM

As of December 31, 2008, the Independent Board Members and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

Compensation

Each Independent Board Member receives, in the aggregate from the UBS Global AM funds he or she oversees, an annual retainer of $100,000 and a $15,000 fee for each regular joint board meeting of the boards of those funds (and each in person special joint board meeting of the boards of those funds) actually

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attended. Independent board members who participate in previously scheduled in-person joint meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent board members who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each Independent board member receives from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the board of that fund actually attended where that fund’s board must meet separately from the regularly scheduled joint board meetings. Independent board members who participate in scheduled telephonic meetings of the board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

The chairman of the board receives annually $50,000; the chairperson of the Audit Committee receives annually $35,000; and the chairperson of the Nominating and Corporate Governance Committee receives annually an additional $25,000; provided that, if a board member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Independent board members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled board meeting. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows (i) one-half of the expense will be allocated pro rata based on the funds’ relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or any of its affiliates currently receives any compensation from the funds for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

The table below includes certain information relating to the compensation of the funds’ current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager during the periods indicated.

Compensation table†

	Aggregate compensation from				Total compensation from the Corporations/Trusts and the fund complex**
Name of person, position	Money Fund*	Tax-Free Fund*	Managed Municipal Trust*	Municipal Money Market Series*
Richard Q. Armstrong, Director/Trustee	$37,506	$13,280	$9,617	$3,085	$239,150
Alan S. Bernikow, Director/Trustee	35,074	12,413	8,990	2,884	223,150
Richard R. Burt, Director/Trustee	33,864	11,967	8,656	2,775	214,150
Meyer Feldberg,†† Director/Trustee	0	0	0	0	198,125
Bernard H. Garil, Director/Trustee	30,063	10,611	7,687	2,467	191,150
Heather R. Higgins, Director/Trustee	30,063	10,611	7,687	2,467	191,150

†	Except as discussed below, only Independent board members were compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager.

††

Professor Feldberg is an “interested person” of the funds by virtue of his position as senior advisor with Morgan Stanley, and not by reason of affiliation with UBS Global AM. He is compensated (i) by funds for which the management, investment advisory and/or administration contract between the fund and UBS Global AM provides that the fund may bear a portion of the compensation to a director who is not an interested person of the fund by reason of affiliation with UBS Global AM or any of UBS Global AM’s

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affiliates, and (ii) otherwise by UBS Global AM. The compensation amounts listed above for Professor Feldberg represent only (1) those amounts paid by other funds within the Fund Complex for which UBS Global AM does not serve as investment advisor, sub-advisor or manager, and (2) funds within the Fund Complex that have management, investment advisory and/or administration contracts providing that the fund may bear a portion of his compensation.

*	Represents fees paid to each board member indicated for the fiscal year ended June 30, 2009.

**	Represents fees paid during the calendar year ended December 31, 2008 to each board member by: (a) 17 investment companies in the case of Messrs. Armstrong, Bernikow, Burt, and Garil and Ms. Higgins; and (b) 30 investment companies in the case of Professor Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

Principal holders and management ownership of securities

UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of each fund’s shares as of August 1, 2009. As of August 1, 2009, the funds’ records showed no shareholders as owning beneficially 5% or more of a fund’s shares, and the funds do not know of any person who owns beneficially 5% or more of a fund’s shares.

As of August 1, 2009, board members and officers owned in the aggregate less than 1% of the outstanding shares of each fund.

Investment advisory, administration and principal underwriting arrangements

Investment advisory and administration arrangements.    UBS Financial Services Inc. acts as the funds’ investment advisor and administrator pursuant to separate contracts with RMA Money Fund, RMA Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series (“Advisory and Administration Contracts”). Under the Advisory and Administration Contracts, each fund pays UBS Financial Services Inc. an annual fee, computed daily and paid monthly, according to the following schedule:

Average daily net assets	Annual rate
Money Market Portfolio
All	0.50%*

Tax-Free Fund:
Up to $ 1.0 billion	0.50%
In excess of $ 1.0 billion up to $ 1.5 billion	0.44%
Over $ 1.5 billion	0.36%

California Municipal Money Fund, New York Municipal Money Fund and U.S. Government Portfolio:
Up to $ 300 million	0.50%
In excess of $ 300 million up to$ 750 million	0.44%
Over $ 750 million	0.36%

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Average daily net assets	Annual rate
New Jersey Municipal Money Fund
Up to $ 300 million	0.45%
In excess of $ 300 million up to $ 750 million	0.39%
Over $ 750 million	0.31%

*	Effective July 1, 2005, UBS Financial Services Inc. is contractually obligated to waive a portion of the fees otherwise payable to it for so long as the fund’s shareholder services plan remains in place. Giving effect to such fee waivers, the annual fee is reduced to the following:

Up to $1.0 billion	0.50%
In excess of $1 billion up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

UBS Financial Services Inc. has further agreed to cap Money Market Portfolio’s aggregate management and shareholder services fees (paid pursuant to the shareholder services plan referred to further below) so that the total of these does not exceed 0.50% of the fund’s average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.375% of the fund’s average daily net assets. (UBS Financial Services Inc. is waiving a portion of its advisory and administration fees to offset the shareholder services fees and this waiver continues for as long as the fund’s shareholder services plan remains in effect).

For the periods indicated, the funds paid (or accrued) to UBS Financial Services Inc. the following fees.

	For the fiscal years ended June 30,
	2009	2008	2007
Money Market Portfolio	$85,241,449	$77,563,740	$62,134,812
U.S. Government Portfolio	18,567,409	7,168,716	4,350,077
Tax-Free Fund	27,582,291	25,485,634	17,891,955
California Municipal Money Fund	6,588,981	6,266,653	4,689,374
New Jersey Municipal Money Fund	1,531,399	1,280,139	795,746
New York Municipal Money Fund	5,613,563	5,098,324	3,349,973

The following table shows the amount of the fees waived by UBS Financial Services Inc. for the following funds for the fiscal periods indicated.

	For the fiscal years ended June 30,
	2009	2008	2007
Money Market Portfolio	$22,067,606	$19,917,848	$15,616,928

Under the terms of the Advisory and Administration Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation’s or Trust’s board in such manner as that board deems fair and equitable. Expenses borne by the funds include the following (or each fund’s share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by UBS Financial Services Inc., (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds

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under federal and state securities laws and the maintenance of such registrations and qualifications, (5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of UBS Financial Services Inc., (6) all expenses incurred in connection with the board members’ services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent board members, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

Under separate contracts with UBS Financial Services Inc. with respect to Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series (“Sub-Advisory and Sub-Administration Contracts”), UBS Global AM serves as each fund’s sub-advisor and sub-administrator. Under the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the funds) pays UBS Global AM fees, computed daily and paid monthly, at an annual rate of 0.08% of a fund’s average daily net assets.

Under the Advisory and Administration and Sub-Advisory and Sub-Administration Contracts (collectively, “Contracts”), UBS Financial Services Inc. or UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days’ written notice to UBS Financial Services Inc. or UBS Global AM, as the case may be. The Advisory and Administration Contracts are also terminable without penalty by UBS Financial Services Inc. on 60 days’ written notice to the appropriate Corporation or Trust, and the Sub-Advisory and Sub-Administration Contracts are terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days’ written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and each Sub-Advisory and Sub-Administration Contract also terminates automatically upon the assignment of the applicable Advisory and Administration Contract.

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Under the current Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. paid (or accrued) to UBS Global AM, the following fees.

	For the fiscal years ended June 30,
	2009	2008	2007
Money Market Portfolio	$13,638,632	$12,410,198	$9,941,570
U.S. Government Portfolio	3,952,757	1,419,715	793,352
Tax-Free Fund	5,729,396	5,263,474	3,575,990
California Municipal Money Fund	1,290,884	1,219,256	868,750
New Jersey Municipal Money Fund	277,213	231,013	140,336
New York Municipal Money Fund	1,074,125	959,628	579,917

Securities lending.    During the fiscal years ended June 30, 2009, 2008 and 2007, Money Market Portfolio earned $4,571,571, $7,109,737 and $60,282, respectively, for lending its securities. During the fiscal years ended June 30, 2009, 2008 and 2007, U.S. Government Portfolio earned $41,615, $552,847 and $154,126, respectively, for lending its securities. Each fund’s lending agent was UBS Securities LLC. UBS Securities LLC earned $264,097, $1,599,464 and $20,524 in compensation from the Money Market Portfolio for the years ended June 30, 2009, 2008 and 2007, respectively. UBS Securities LLC earned $4,954, $147,550 and $54,105 in compensation from the U.S. Government Portfolio for the years ended June 30, 2009, 2008 and 2007, respectively. Effective November 12, 2008, State Street Bank and Trust Company replaced UBS Securities LLC as each of the fund’s securities lending agent.

Bank line of credit.    Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund participate with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility (the “Facility”) with State Street Bank and Trust Company to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each of these funds at the request of shareholders and other temporary or emergency purposes. Under the Facility, each of these funds has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the arrangement. For the fiscal year ended June 30, 2009, the following funds had borrowings:

	Average daily borrowings	Number of days outstanding	Weighted average annualized interest rate	Interest expense
Tax-Free Fund	$12,761,318	12	2.30%	$9,778
California Municipal Money Fund	12,164,005	9	0.78	2,373
New Jersey Municipal Money Fund	1,057,376	2	0.72	42

For the fiscal year ended June 30, 2008, Tax-Free Fund had an outstanding borrowing under the Facility of $9,039,182 for 17 days at an annualized interest rate of 4.31%, which resulted in $18,397 of interest expense. For the fiscal year ended June 30, 2007, Tax-Free Fund had an outstanding borrowing under the Facility of $10,874,579 for 1 day at an annualized interest rate of 5.81%, which resulted in $1,755 of interest expense.

Proxy voting policies and procedures.    Each board believes that the voting of proxies on securities held by a fund is an important element of the overall investment process. As such, each board has delegated the responsibility to vote such proxies to UBS Global AM. Following is a summary of UBS Global AM’s proxy voting policy.

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You may obtain information about a fund’s proxy voting decisions, without charge, online on the fund’s Web site (http://www.ubs.com/ubsglobalam-proxy) or on the EDGAR database on the SEC’s Web site (http://www.sec.gov) for the most recent 12-month period ending June 30 for which an SEC filing has been made.

UBS Global AM’s proxy voting policy is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Transfer agency related services.    UBS Financial Service Inc. provides certain services pursuant to a delegation of authority from PNC Global Investments Servicing (U.S.) Inc. (formerly PFPC, Inc.) (“PNC”), the funds’ transfer agent, and is compensated for these services by PNC, not the funds.

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For the year ended June 30, 2009, UBS Financial Services Inc. received from PNC, not the funds, a portion of the total transfer agency and related services fees paid by the funds to PNC as follows:

Money Market Portfolio	$3,994,742
U.S. Government Portfolio	347,117
Tax-Free Fund	1,300,744
California Municipal Money Fund	228,013
New Jersey Municipal Money Fund	65,570
New York Municipal Money Fund	194,924

Principal underwriting arrangements. UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) acts as principal underwriter of shares of the funds under separate principal underwriting contracts with each Corporation or Trust (“Principal Underwriting Contracts”). The Principal Underwriting Contracts require UBS Global AM (US) to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM (US) has entered into dealer agreements with UBS Financial Services Inc. UBS Global AM (US) is located at 51 West 52nd Street, New York, New York 10019-6114. Payments by each fund (other than Money Market Portfolio) to compensate UBS Global AM (US) for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Principal Underwriting Contracts and made in accordance with related service plans adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the Investment Company Act.

Under service plans adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act (each, a “Plan”), each fund (other than Money Market Portfolio) pays UBS Global AM (US) a service fee, computed daily and payable monthly. Effective July 1, 2005, Money Market Portfolio had adopted a non-Rule 12b-1 shareholder services plan (also a “Plan”) pursuant to which it pays UBS Global AM (US) a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to UBS Global AM (US) at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to UBS Global AM (US) at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to UBS Global AM (US) at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

UBS Global AM (US) may reallow any or all of the service fees to such dealers as UBS Global AM (US) may from time to time determine. As of the date of this SAI, UBS Global AM (US) is paying all of the service fees to UBS Financial Services Inc. UBS Financial Services Inc. uses the service fees to pay UBS Financial Services Inc. Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset UBS Financial Services Inc.’s other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the UBS Financial Services Inc. branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

Among other things, each Plan provides that (1) UBS Global AM (US) will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those Independent board members of the Corporation or Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Plan shall not be materially increased without the affirmative vote

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of the holders of a majority of the affected fund’s outstanding shares and (4) while the Plan remains in effect, the selection and nomination of Independent board members of the Corporation or Trust shall be committed to the discretion of the Independent board members of the Corporation or Trust.

The funds paid (or accrued) the following service fees to UBS Global AM (US) during the fiscal year ended June 30, 2009:

Money Market Portfolio	$21,310,362
U.S. Government Portfolio	6,176,184
Tax-Free Fund	8,952,184
California Municipal Money Fund	2,017,008
New Jersey Municipal Money Fund	415,819
New York Municipal Money Fund	1,678,320

For the same period, UBS Global AM (US) and UBS Financial Services Inc. estimate that they incurred the following shareholder service-related expenses with respect to each fund during the fiscal year ended June 30, 2009:

Allocated Costs
Money Market Portfolio	$25,529,333
U.S. Government Portfolio	3,553,333
Tax-Free Fund	10,986,000
California Municipal Money Fund	2,703,000
New Jersey Municipal Money Fund	521,667
New York Municipal Money Fund	2,147,000

“Allocated costs” include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) the view of UBS Global AM (US) that the payment of service fees would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund’s assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM (US) pursuant to the applicable Principal Underwriting Contract, (4) the expenses and costs of UBS Global AM (US) and UBS Financial Services Inc. under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

With respect to each Plan, the applicable board also considered the benefits that would accrue to UBS Global AM (US) under the Plan in that UBS Global AM (US) would receive service fees, and its affiliates UBS Financial Services Inc. and UBS Global AM, would receive investment advisory and administrative fees and sub-advisory and sub-administration fees, respectively, that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

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In considering the continuance of the Money Market Portfolio’s Plan, the Board also considered the fact that there would be no increase in the total fees paid by shareholders as a result of the continuance of the Plan because UBS Financial Services Inc. had agreed to offset the expenses of the Money Market Portfolio’s Plan to the fund by (i) entering into a formal written agreement to waive a portion of UBS Financial Services Inc.’s contractual management fee for as long as the Plan remains in effect, and (ii) capping the effective rate of the management fee paid by the fund such that the aggregate of the total annual management expenses and service fees going forward (as a percentage of the fund’s average daily net assets) would not exceed the fund’s then existing annual management expenses (as a percentage of the fund’s average daily net assets) of 0.50%.

UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of the fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from 12b-1 fees collected from a fund and/or from UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of UBS Global AM (US)’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts). Revenue sharing payments are negotiated by UBS Global AM (US) and may also be based on such other factors as the Financial Intermediary’s ability to attract and retain assets, the quality and quantity of the services provided by the Financial Intermediary, the Financial Intermediary’s relationship with UBS Global AM (US) or the reputation of the Financial Intermediary.

Revenue sharing payments are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in a fund and the return on that investment will be unaffected by these revenue sharing payments. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised or sub-advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

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Portfolio transactions

The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to UBS Global AM’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

During the fiscal years ended June 30, 2009, 2008 and 2007, the funds paid no brokerage commissions. Therefore, the funds did not allocate any brokerage transactions for research, analysis, advice and similar services during the fiscal years ended June 30, 2009, 2008 and 2007.

Investment decisions for a fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

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As of June 30, 2009, the funds owned securities issued by the following persons who are their regular broker-dealers:

Money Market

Issuer	Type of security	Value
Bank of America	Certificate of deposit	$170,250,000
Bank of America	Repurchase agreement	300,000,000
Deutsche Bank AG	Certificate of deposit	175,000,000
Deutsche Bank Securities Inc.	Repurchase agreements	51,800,000
Goldman Sachs & Co.	Repurchase agreement	1,500,000,000
JP Morgan Chase & Co.	Commercial paper	254,758,000
Morgan Stanley & Co.	Repurchase agreement	200,000,000
Societe Generale	Certificate of deposit	92,000,000
Societe Generale	Commercial paper	184,889,000
Societe Generale	Time deposit	200,000,000

U.S. Government

Issuer	Type of security	Value
Bank of America	Repurchase agreement	$330,000,000
Barclays Bank PLC	Repurchase agreement	200,000,000
Deutsche Bank AG	Repurchase agreement	307,300,000
Goldman Sachs & Co.	Repurchase agreement	1,000,000,000
Morgan Stanley & Co.	Repurchase agreement	250,000,000

Additional purchase and redemption information; financial institutions

Additional purchase information.    Each fund may, subject to approval by its board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund’s shares at the time the transaction occurs. A fund may accept or reject any such securities in its discretion.

Additional redemption information.    Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange (“NYSE”) is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets or (3) as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder’s cost, depending on the market value of the fund’s portfolio at the time; although each fund attempts to maintain a constant net asset value of $1.00 per share.

If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund’s net asset value. If payment is made in securities, a shareholder may incur

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expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

Under normal circumstances, a fund will redeem shares when so requested by a shareholder’s broker-dealer other than UBS Financial Services Inc. by telegram or telephone to UBS Global AM. Such a redemption order will be executed at the net asset value next determined after the order is received by UBS Global AM. Redemptions of fund shares effected through a broker-dealer other than UBS Financial Services Inc. may be subject to a service charge by that broker-dealer.

Financial institutions.    The funds may authorize financial institutions and their delegates or agents to accept on the funds’ behalf purchase and redemption orders that are in “good form” in accordance with the policies of those institutions. The funds will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund’s net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents.

Valuation of shares

Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund’s net asset value per share is determined by its custodian, State Street Bank and Trust Company (“State Street”), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, “Business Day” means any day on which State Street’s Boston offices and the New York City offices of UBS Financial Services Inc. and UBS Financial Services Inc.’s bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 (the “Rule”) under the Investment Company Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund’s investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

Each fund’s board has established procedures (“Procedures”) for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated

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herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.

Taxes

Qualification as a regulated investment company.    Each fund intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. To so qualify each fund must distribute to its shareholders for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (consisting generally of net taxable investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) plus, in the case of each municipal money market fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and any net tax-exempt income must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, net income derived from an interest in a qualified publicly traded partnership and certain other income; (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or securities of other RICs) of any one issuer, or of one or more qualified publicly traded partnerships, in two or more issuers that the fund controls and which are engaged in the same or similar trade or businesses.

By qualifying for treatment as a RIC, each fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” described in the following paragraph, as dividends (that would generally be taxed as ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Please note that dividends from the funds are not eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

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Dividends paid by a municipal money market fund will qualify as “exempt-interest dividends,” and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal money market fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal money market fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders’ treatment of dividends from the municipal money market funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

Tax-exempt interest attributable to certain PABs (including, in the case of a municipal money market fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is an item of tax preference for purposes of the federal alternative minimum tax (“AMT”). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal money market fund’s tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in this SAI.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal money market fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of IDBs or PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal money market fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal money market funds still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient’s income exceeds the established amounts.

If a municipal money market fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal money market fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

Each municipal money market fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) (“municipal market discount bonds”). If a bond’s market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of

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treating the disposition gain as above, a municipal money market fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Taxable distributions to non-residents may be subject to a 30% withholding tax (or a lower rate under an applicable tax treaty). Exempt-interest dividends paid by the municipal money market funds are not subject to withholding.

Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (i.e., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

The foregoing is a general, abbreviated summary of certain provisions of the federal tax laws currently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning federal tax matters.

California taxes.    In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of California, the fund will be qualified under California law to pay “exempt-interest” dividends which will be exempt from the California personal income tax.

Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California, a California local government, or the US government or its possessions or territories, provided that the fund satisfies certain requirements of California law, including the requirement that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

New Jersey taxes.    New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to taxes imposed by the New Jersey Gross Income Tax (the “New Jersey gross income tax”). In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a “qualified investment fund” will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from tax-exempt obligations issued by the

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State of New Jersey, a New Jersey local government or the US government or its possessions or territories. To be classified as a qualified investment fund, at least 80% of the fund’s investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax.

Dividends paid by New Jersey Municipal Money Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

New York taxes.    Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of US possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their “entire net income” for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City).

Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

The foregoing is a general summary of certain provisions of New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund’s transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

Tax-free income vs. taxable income—Tax-Free Fund.    Table I below illustrates approximate equivalent taxable and tax-free yields at the 2009 federal individual income tax rates in effect on the date of this SAI. For

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example, a couple with taxable income of $90,000 in 2009, or a single individual with taxable income of $55,000 in 2009, whose investments earn a 3% tax-free yield, would have to earn a 4.00% taxable yield to receive the same benefit.

Table I. 2009 Federal Taxable vs. Tax-Free Yields*

Taxable income (000’s)			A tax-free yield of
Single return	Joint return	Federal rate	1%	2%	3%	4%	5%
			is equal to a taxable yield of approximately
$ 0.0 – 8.3	$0.0 – 16.7	10.00%	1.11%	2.22%	3.33%	4.44%	5.55%
8.3 – 33.9	16.7 – 67.9	15.00%	1.18%	2.35%	3.53%	4.71%	5.88%
33.9 – 82.2	67.9 – 137.0	25.00%	1.33%	2.67%	4.00%	5.33%	6.67%
82.2 – 171.5	137.0 – 208.8	28.00%	1.39%	2.78%	4.17%	5.56%	6.94%
171.5 – 372.9	208.8 – 372.9	33.00%	1.49%	2.99%	4.48%	5.97%	7.46%
Over – 372.9	Over – 372.9	35.00%	1.54%	3.08%	4.62%	6.15%	7.69%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.

Tax-free income vs. taxable income—California Municipal Money Fund.    Table II below illustrates approximate equivalent taxable and tax-free yields at the 2009 federal individual and 2008† California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $100,000 in 2009, or a single California individual with taxable income of $55,000 in 2009, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.

Table II. 2009 Federal and 2008 California Taxable vs. Tax-Free Yields*†

Taxable income (000’s)			A tax-free yield of
Single return	Joint return	Effective California and federal tax bracket	1%	2%	3%	4%	5%
			is equal to a taxable yield of approximately
$ 0.0 – 7.1	$ 0.0 – 14.3	10.90%	1.12%	2.24%	3.37%	4.49%	5.61%
7.1 – 8.3	14.3 – 16.7	11.80%	1.13%	2.27%	3.40%	4.54%	5.67%
8.3 – 16.9	16.7 – 33.9	16.70%	1.20%	2.40%	3.60%	4.80%	6.00%
16.9 – 26.8	33.9 – 53.6	18.40%	1.23%	2.45%	3.68%	4.90%	6.13%
26.8 – 33.9	53.6 – 67.9	20.10%	1.25%	2.50%	3.75%	5.01%	6.26%
33.9 – 37.2	67.9 – 74.4	29.50%	1.42%	2.84%	4.26%	5.67%	7.09%
37.2 – 47.0	74.4 – 94.1	31.00%	1.45%	2.90%	4.35%	5.80%	7.25%
47.0 – 82.2	94.1 – 137.0	31.98%	1.47%	2.94%	4.41%	5.88%	7.35%
82.2 – 171.5	137.0 – 208.8	34.70%	1.53%	3.06%	4.59%	6.13%	7.66%
171.5 – 372.9	208.8 – 372.9	39.23%	1.65%	3.29%	4.94%	6.58%	8.23%
Over – 372.9	Over – 372.9	41.05%	1.70%	3.39%	5.09%	6.78%	8.48%

*

The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund’s investments may generate taxable income.

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The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

†	The rates shown reflect California rates for 2008. Inflation adjusted income brackets for 2009 for California are not available as of the date of this SAI, and the California rates thus are still subject to change with retroactive effect for 2009.

Tax-free income vs. taxable income—New Jersey Municipal Money Fund.    Table III below illustrates approximate equivalent taxable and tax-free yields at the 2009 federal individual and 2008† New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 2009, or a single New Jersey individual with taxable income of $55,000 in 2009, whose investments earn a 3% tax-free yield, would have to earn a 4.23% taxable yield to receive the same benefit.

Table III. 2009 Federal and 2008 New Jersey Taxable vs. Tax-Free Yield*†

Taxable income (000’s)			A tax-free yield of
Single return	Joint return	Effective New Jersey and federal tax bracket	1%	2%	3%	4%	5%
			is equal to a taxable yield of approximately
$ 0.0 – 8.3	$0.0 – 16.7	11.26%	1.13%	2.25%	3.38%	4.51%	5.63%
8.3 – 20.0	16.7 – 20.0	16.19%	1.19%	2.39%	3.58%	4.77%	5.97%
20.0 – 33.9	20.0 – 50.0	16.49%	1.20%	2.39%	3.59%	4.79%	5.99%
	50.0 – 67.9	17.08%	1.21%	2.41%	3.62%	4.82%	6.03%
33.9 – 35.0		26.31%	1.36%	2.71%	4.07%	5.43%	6.79%
	67.9 – 70.0	26.84%	1.37%	2.73%	4.10%	5.47%	6.83%
35.0 – 40.0	70.0 – 80.0	27.63%	1.38%	2.76%	4.15%	5.53%	6.91%
40.0 – 75.0	80.0 – 137.0	29.14%	1.41%	2.82%	4.23%	5.65%	7.06%
75.0 – 82.2		29.78%	1.42%	2.85%	4.27%	5.70%	7.12%
	137.0 – 150.0	31.98%	1.47%	2.94%	4.41%	5.88%	7.35%
82.2 – 171.5	150.0 – 208.8	32.59%	1.48%	2.97%	4.45%	5.93%	7.42%
171.5 – 372.9	208.8 – 372.9	37.27%	1.59%	3.19%	4.78%	6.38%	7.97%
372.9 – 500.0	372.9 – 500.0	39.14%	1.64%	3.29%	4.93%	6.57%	8.22%
Over 500.0	Over 500.0	40.83%	1.69%	3.38%	5.07%	6.76%	8.45%

*	The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

†	The rates shown reflect New Jersey rates for 2008. Inflation adjusted income brackets for 2009 for New Jersey are not available as of the date of this SAI, and the New Jersey rates thus are still subject to change with retroactive effect for 2009.

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Tax-free income vs. taxable income—New York Municipal Money Fund.    Table IV below illustrates approximate equivalent taxable and tax-free yields at the 2009 federal individual, and 2008† New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $95,000 in 2009, or a single individual with taxable income of $55,000 in 2009 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.47% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $95,000 in 2009, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 2009, would have to earn a 4.29% taxable yield to realize a benefit equal to a 3% tax-free yield.

Table IV. 2009 Federal and 2008 New York Taxable vs. Tax-Free Yield*†

Taxable income (000’s)			A tax-free yield of
Single return	Joint return	Federal/ NYS/NYC effective tax bracket	1%	2%	3%	4%	5%
			is equal to a taxable yield of approximately
$0.0 – 8.0	$0.0 – 16.0	16.22%	1.19%	2.39%	3.58%	4.77%	5.97%
8.0 – 8.3	16.0 – 16.7	16.67%	1.20%	2.40%	3.60%	4.80%	6.00%
8.3 – 11.0	16.7 – 21.6	21.30%	1.27%	2.54%	3.81%	5.08%	6.35%
	21.6 – 22.0	21.83%	1.28%	2.56%	3.84%	5.12%	6.40%
11.0 – 12.0		21.93%	1.28%	2.56%	3.84%	5.12%	6.40%
12.0 – 13.0	22.0 – 26.0	22.47%	1.29%	2.58%	3.87%	5.16%	6.45%
13.0 – 20.0	26.0 – 40.0	23.02%	1.30%	2.60%	3.90%	5.20%	6.50%
20.0 – 25.0	40.0 – 45.0	23.83%	1.31%	2.63%	3.94%	5.25%	6.56%
25.0 – 33.9	45.0 – 67.9	23.87%	1.31%	2.63%	3.94%	5.25%	6.57%
33.9 – 50.0	67.9 – 90.0	32.83%	1.49%	2.98%	4.47%	5.96%	7.44%
50.0 – 82.2	90.0 – 137.0	32.87%	1.49%	2.98%	4.47%	5.96%	7.45%
82.2 – 171.5	137.0 – 208.8	35.56%	1.55%	3.10%	4.66%	6.21%	7.76%
171.5 – 372.9	208.8 – 372.9	40.03%	1.67%	3.34%	5.00%	6.67%	8.34%
Over 372.9	Over 372.9	41.82%	1.72%	3.44%	5.16%	6.88%	8.59%

Taxable income (000’s)			A tax-free yield of
Single return	Joint return	Federal/NYS	1%	2%	3%	4%	5%
			is equal to a taxable yield of approximately
$0.0 – 8.0	$0.0 – 16.0	13.60%	1.16%	2.31%	3.47%	4.63%	5.79%
8.0 – 8.3	16.0 – 16.7	14.05%	1.16%	2.33%	3.49%	4.65%	5.82%
8.3 – 11.0	16.7 – 22.0	18.83%	1.23%	2.46%	3.70%	4.93%	6.16%
11.0 – 13.0	22.0 – 26.0	19.46%	1.24%	2.48%	3.72%	4.97%	6.21%
13.0 – 20.0	26.0 – 40.0	20.02%	1.25%	2.50%	3.75%	5.00%	6.25%
20.0 – 33.9	40.0 – 67.9	20.82%	1.26%	2.53%	3.79%	5.05%	6.31%
33.9 – 82.2	67.9 – 137.0	30.14%	1.43%	2.86%	4.29%	5.73%	7.16%
82.2 – 171.5	137.0 – 208.8	32.93%	1.49%	2.98%	4.47%	5.96%	7.46%
171.5 – 372.9	208.8 – 372.9	37.59%	1.60%	3.20%	4.81%	6.41%	8.01%
Over 372.9	Over 372.9	39.45%	1.65%	3.30%	4.95%	6.61%	8.26%

*

The yields listed are for illustration only and are not necessarily representative of the fund’s yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund’s investments may generate taxable income. The tax rates shown might change after the date of this SAI. Certain

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simplifying assumptions have been made. Any particular taxpayer’s rate may differ. The rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).

†	The rates shown reflect New York rates for 2008. Inflation adjusted income brackets for 2009 for New York are not available as of the date of this SAI, and the New York rates thus are still subject to change with retroactive effect for 2009.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, “UBS Global Asset Management”), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, “UBS”) and other accounts managed by UBS

UBS Global Asset Management is a large asset management firm with approximately $547 billion in assets under management worldwide as of June 30, 2009.(1) UBS Global Asset Management offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global Asset Management has employees in 25 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global Asset Management and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the funds. This section sets forth considerations of which investors in the funds should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global Asset Management that could disadvantage the funds. To address these potential conflicts, UBS and UBS Global Asset Management have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global Asset Management’s and UBS’ other businesses and interests.

Potential conflicts relating to portfolio decisions and the allocation of investment opportunities

UBS’ other activities may have an impact on the funds.    UBS Global Asset Management makes decisions for the funds in accordance with its obligations as investment advisor to the funds. However, UBS’ other activities may, at the same time, have a negative impact on the funds. As a result of the various activities and interests of UBS, it is likely that the funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for

(1)	UBS Global Asset Management (Americas) Inc. managed approximately $142 billion as of June 30, 2009.

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which UBS performs or seeks to perform investment banking or other services. It is also likely that the funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global Asset Management, might cause UBS Global Asset Management to seek to dispose of, retain or increase interests in investments held by the funds or acquire certain positions on behalf of the funds. UBS will be under no duty to make any such information available to the funds or personnel of UBS Global Asset Management making investment decisions on behalf of the funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global Asset Management making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with each fund’s investment objective and subject to compliance with applicable law, UBS Global Asset Management may purchase securities for the funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global Asset Management may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global Asset Management will be current investors in companies engaged in an offering of securities which UBS Global Asset Management may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global Asset Management’s affiliates acting as a selling shareholder. UBS Global Asset Management may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global Asset Management may invest fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global Asset Management may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global Asset Management may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS’ financial and other interests and relationships may incentivize UBS to promote the sale of fund shares.    UBS, its personnel and other financial service providers, have interests in promoting sales of the funds. UBS Global Asset Management may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the funds, subject to UBS Global Asset Management’s internal policies and procedures. The source of such payments may come from the underwriter’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

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With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the funds, or who engage in transactions with or for the funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultants’ points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the funds may receive fees from UBS or the funds in connection with the distribution of shares in the funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global Asset Management. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS’ membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS’ personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the funds or that may recommend investments in the funds. In addition, UBS, including UBS Global Asset Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the funds or other dealings with the funds that create incentives for them to promote the funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global Asset Management may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. The additional payments by UBS Global Asset Management may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global Asset Management may vary between different Intermediaries. Please read the section entitled “Investment advisory, administration and principal underwriting arrangements” for more information.

Potential conflicts relating to the allocation of investment opportunities among the funds and other UBS accounts.    UBS Global Asset Management manages accounts of certain clients by means of separate accounts (“Separate Accounts”). With respect to the funds, UBS Global Asset Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be

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implemented simultaneously. Neither UBS Global Asset Management nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the funds invest.

Other potential conflicts relating to the management of the funds by UBS Global Asset Management

Potential restrictions and issues relating to information held by UBS.    From time to time and subject to UBS Global Asset Management’s policies and procedures regarding information barriers, UBS Global Asset Management may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global Asset Management could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the funds, UBS Global Asset Management may have access to certain fundamental analysis and proprietary technical models developed by UBS Global Asset Management or its affiliates (including UBS). UBS Global Asset Management will not be under any obligation, however, to effect transactions on behalf of the funds in accordance with such analysis and models. In addition, neither UBS Global Asset Management nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the funds and it is not anticipated that UBS Global Asset Management will have access to such information for the purpose of managing the funds. The proprietary activities or portfolio strategies of UBS Global Asset Management and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global Asset Management, and have adverse effects on the funds.

Potential conflicts relating to UBS’ and UBS Global Asset Management’s proprietary activities and activities on behalf of other accounts.    Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the funds. UBS and one or more Client Accounts may buy or sell positions while the funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the funds. For example, an equity fund (but not these money market funds) may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the equity fund and such increase in price would be to the equity fund’s detriment. Conversely, the equity fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the equity fund holds. Conflicts may also arise because portfolio decisions regarding the equity fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the equity fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the funds may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global Asset Management may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global Asset Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same,

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different from or made at different times than positions taken for the funds. To reduce the possibility that the funds will be materially adversely affected by the personal or proprietary trading described above, the funds, UBS and UBS Global Asset Management have established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the funds’ portfolio transactions. Please see the section entitled “Personal trading policies” for more detailed information regarding these policies and procedures.

Gifts and entertainment.    From time to time, directors, officers and employees of UBS and UBS Global Asset Management may receive gifts and/or entertainment from clients, intermediaries, or service providers to the funds, UBS and UBS Global Asset Management, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the funds, UBS and UBS Global Asset Management. To reduce the appearance of impropriety and the possibility that the funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global Asset Management have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the funds.

UBS may in-source or outsource.    Subject to applicable law, UBS, including UBS Global Asset Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global Asset Management are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global Asset Management’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global Asset Management and its advisory affiliates, UBS Global Asset Management and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global Asset Management’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global Asset Management’s clients may benefit advisory affiliates and their clients. UBS Global Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global Asset Management believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global Asset Management’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the funds may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global Asset Management may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information.

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For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the funds wish to purchase or sell. The larger UBS Global Asset Management’s investment advisory business and UBS’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global Asset Management on behalf of the funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global Asset Management on behalf of the funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global Asset Management, in its sole discretion, deems it appropriate.

UBS Global Asset Management and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities, currencies and instruments as the funds. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the funds invest. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the funds invest, which could have an adverse impact on the funds’ performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds. UBS Global Asset Management has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the funds.

The results of the funds’ investment activities may differ significantly from the results achieved by UBS Global Asset Management and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global Asset Management and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the funds. Moreover, it is possible that the funds will sustain losses during periods in which UBS Global Asset Management and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global Asset Management and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the funds in certain

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emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the funds’ activities may also be restricted because of regulatory restrictions applicable to UBS Global Asset Management and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global Asset Management, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global Asset Management and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the funds. Additionally, the funds or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global Asset Management are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the funds should be aware.

UBS Global Asset Management may enter into transactions and invest in securities, instruments and currencies on behalf of the funds where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the funds, and such party may have no incentive to assure that the funds obtain the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the funds may enhance the profitability of UBS Global Asset Management and/or UBS. UBS and its affiliates may also create, write or issue derivative instruments for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the funds invest or which may be based on the performance of the funds. The funds may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global Asset Management or its affiliates where such other clients have interests adverse to those of the funds. At times, these activities may cause UBS Global Asset Management or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the funds. To the extent affiliated transactions are permitted, the funds will deal with UBS Global Asset Management, UBS and its affiliates on an arms-length basis. UBS Global Asset Management or UBS may also have an ownership interest in certain trading or information systems used by the funds. The funds’ use of such trading or information systems may enhance the profitability of UBS Global Asset Management and its affiliates.

It is also possible that, from time to time, UBS Global Asset Management or any of its affiliates may, although they are not required to, purchase and hold shares of the funds. Increasing the funds’ assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the funds’ expense ratio. UBS Global Asset Management and its affiliates reserve the right to redeem at any time some or all of the shares of the funds acquired for their own accounts. A large redemption of shares of the funds by UBS Global Asset Management or its affiliates could significantly reduce the asset size of the funds, which might have an adverse effect on the funds’ investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global Asset Management will consider the effect of redemptions on the funds and other shareholders in deciding whether and when to redeem its shares.

It is possible that the funds may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global Asset Management or UBS has significant debt or equity investments or in which UBS makes a market. The funds also may invest in securities of companies to which UBS Global Asset Management or UBS provides or may someday provide

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research coverage. Such investments could cause conflicts between the interests of the funds and the interests of other UBS Global Asset Management or UBS clients. In making investment decisions for the funds, UBS Global Asset Management is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global Asset Management in the course of these activities. In addition, from time to time, UBS’ activities may limit the funds’ flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global Asset Management may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the funds.

Present and future activities of UBS Global Asset Management and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global Asset Management may buy for the funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the funds. For example, the funds may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global Asset Management) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global Asset Management will make proxy voting decisions as it believes appropriate and in accordance with UBS Global Asset Management’s policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global Asset Management with respect to the funds’ portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global Asset Management’s proxy voting policy is discussed in more detail in the section entitled “Proxy voting policies and procedures.”

As a registered investment adviser under the Investment Advisers Act of 1940, UBS Global Asset Management is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global Asset Management. A copy of Part I of UBS Global Asset Management’s Form ADV is available on the SEC’s Web site (www.adviserinfo.sec.gov). A copy of Part II of UBS Global Asset Management’s Form ADV is available upon request.

Other information

Massachusetts business trusts.    Each Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which UBS Financial Services Inc. believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the

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fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

Voting rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all of its board members. The shares of each series of UBS RMA Money Fund Inc. and UBS Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. Shareholders of record of no less than a majority of the outstanding shares of a Corporation may remove a board member by the vote of the holders of a majority of the shares represented at a duly called meeting. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

Custodian and recordkeeping agent; transfer and dividend agent.    State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, MA 02206-5501, serves as custodian and recordkeeping agent for each fund. PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.) (“PNC”), located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund’s transfer and dividend disbursing agent.

Prior names.    Prior to June 9, 2003, the funds were named UBS PaineWebber RMA Money Fund, Inc., UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio (series of UBS PaineWebber RMA Money Fund, Inc.); UBS PaineWebber RMA Tax-Free Fund, Inc.; UBS PaineWebber Managed Municipal Trust, UBS PaineWebber RMA New York Municipal Money Fund, UBS PaineWebber RMA California Municipal Money Fund (series of UBS PaineWebber Managed Municipal Trust); UBS PaineWebber Municipal Money Market Series, and UBS PaineWebber RMA New Jersey Municipal Money Fund (a series of UBS PaineWebber Municipal Money Market Series), respectively. Prior to April 16, 2001, Municipal Money Market Series was known as PaineWebber Municipal Money Market Series; Managed Municipal Trust was known as PaineWebber Managed Municipal Trust; RMA Money Fund was known as PaineWebber RMA Money Fund, Inc.; and RMA Tax-Free Fund was known as PaineWebber RMA Tax-Free Fund, Inc. Similarly, each fund’s name did not contain the preface “UBS” prior to that date.

Counsel.    The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the funds. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent board members.

Independent registered public accounting firm.    Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as independent registered public accounting firm for the funds.

Financial statements

The funds’ annual report to shareholders for their last fiscal year ended June 30, 2009 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP, appearing therein are incorporated by reference in this SAI.

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You should rely only on the information contained in the prospectus and this Statement of Additional Information. The funds and their principal underwriter have not authorized anyone to provide you with information that is different. The prospectus and this Statement of Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their principal underwriter may not lawfully sell those shares.

Resource Management Account, RMA, Business Services Account BSA, and ResourceLine are registered service marks of UBS Financial Services Inc. Resource accumulation plan is a service mark of UBS Financial Services Inc. Platinum Mastercard and MasterCard BusinessCard are registered trademarks of MasterCard International Incorporated.

©2009 UBS Financial Services Inc.

All rights reserved.

PART C: OTHER INFORMATION

Item 23. Exhibits

(1)	(a	)	Restatement of Articles of Incorporation 1/

	(b	)	Articles of Amendment dated April 11, 2001 2/

	(c	)	Articles of Amendment effective June 9, 2003 3/

(2)	(a	)	Restated By-Laws 4/

	(b	)	Certificate of Amendment to Restated By-Laws dated January 2, 2002 5/

	(c	)	Certificate of Amendment to Restated By-Laws effective June 9, 2003 3/

	(d	)	Certificate of Amendment to Restated By-Laws effective November 15, 2006 6/

	(e	)	Certificate of Amendment to Restated By-Laws dated February 22, 2008 7/

	(f	)	Certificate of Amendment to Restated By-Laws effective May 6, 2009 8/

(3)	Instruments defining the rights of holders of Registrant’s shares of common stock 9/

(4)	(a	)	Investment Advisory and Administration Contract between Registrant and UBS Financial Services Inc. 4/

	(b	)	Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global Asset Management (Americas) Inc. 10/

	(c	)	Master Transfer and Novation Agreement Relating to Sub-Advisory and Sub-Administration Contract 11/

(5)	(a	)	Principal Underwriting Contract 2/

	(b	)	Dealer Agreement 2/

(6)	Bonus, profit sharing or pension plans — none

(7)	Custodian Contract 4/

(8)	(a	)	Transfer Agency Agreement 4/

	(b	)	Amendment to Transfer Agency Agreement and Related Services Contract 12/

	(c	)	Assignment of Contract from UBS Global Asset Management (US) Inc. to UBS Financial Services Inc. 11/

	(d	)	Amendment to Transfer Agency Agreement 7/

(9)	Opinion and Consent of Counsel (filed herewith)

(10)	Other opinions, appraisals, rulings and consents: Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP (filed herewith)

(11)	Financial statements omitted from Part B — none

(12)	Letter of Investment Intent 4/

(13)	Plan pursuant to Rule 12b-1 5/

(14)	Plan pursuant to Rule 18f-3 — not applicable

(15)	Code of Ethics - Not applicable. The Fund is a money market fund.

(16)	(a	)	Powers of Attorney for Messrs. Armstrong, Bernikow, Burt, Disbrow, Feldberg, Garil and Sotorp and Ms. Higgins 7/

1/	Incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 28, 1996.

2/	Incorporated by reference from Post-Effective Amendment No. 32 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 30, 2001.

3/	Incorporated by reference from Post-Effective Amendment No. 34 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 28, 2003.

4/	Incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 28, 1998.

5/	Incorporated by reference from Post-Effective Amendment No. 33 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 29, 2002.

6/	Incorporated by reference from Post-Effective Amendment No. 39 to the Registrant’s registration statement., SEC File No. 2-78310, filed August 30, 2007.

7/	Incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 26, 2008.

8/	Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 26, 2009.

9/	Incorporated by reference from Articles Fifth, Sixth, Seventh, Ninth, Tenth and Twelfth of Registrant’s Restatement of Articles of Incorporation and from Articles II, III, VIII, X, XI, XII and XIII of the Registrant’s Restated By-Laws.

10/	Incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s registration statement, SEC File No. 2-78310, filed August 30, 2006.

11/	Incorporated by reference from Post-Effective Amendment No. 48 to the registration statement of UBS RMA Money Fund Inc., SEC File No. 2-78309, filed August 30, 2006.

12/	Incorporated by reference from Post-Effective Amendment No. 47 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 30, 2003.

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

Article Fourteenth of the Restatement of Articles of Incorporation, as amended (“Articles”) provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article Fourteenth also provides that no amendment, alteration or repeal of the contents in the preceding sentence or the adoption, alteration or amendment of any other provision of the Articles or Restated By-Laws, as amended (“By-Laws”) inconsistent with Article Fourteenth shall adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

Section 10.01 of Article X of the By-Laws provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

Section 10.02 of Article X of the By-Laws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability.

Section 9 of the Investment Advisory and Administration Contract (“Advisory and Administration Contract”) between Registrant and UBS Financial Services Inc. provides that UBS Financial Services Inc. shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Advisory and Administration Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory and Administration Contract. Section 9 further provides that any person, even though also an officer, director, employee or agent of UBS Financial Services Inc., who may be or become an officer, director or employee of the Registrant shall be deemed, when rendering services to the Registrant or acting with respect to any business of the Registrant, to be rendering such service to or acting solely for the Registrant and not as an officer, director, employee, or agent or one under the control or direction of UBS Financial Services Inc. even though paid by it.

Section 8 of the Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) provides that UBS Global AM will not be liable for any error of judgment or mistake of law or for any loss suffered by UBS Financial Services Inc. or the Registrant or its shareholders in connection with the performance of the Sub-Advisory and Sub-Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory and Sub-Administration Contract.

Section 9 of the Principal Underwriting Contract provides that the Registrant will indemnify UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by UBS Global AM (US) to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933, as amended (“1933 Act”). Section 9 of the Principal Underwriting Contract also provides that UBS Global AM (US) agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by UBS Global AM (US) for use in the Registration Statement or arising out of an agreement between UBS Global AM (US) and any retail dealer, or arising out of supplementary literature or advertising used by UBS Global AM (US) in connection with the Principal Underwriting Contract.

Section 9 of the Dealer Agreement contains provisions similar to those of Section 9 of the Principal Underwriting Contract with respect to UBS Financial Services Inc.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

UBS Financial Services Inc., a Delaware corporation, is a registered investment adviser and is an indirect wholly-owned subsidiary of UBS AG. UBS Financial Services Inc. is primarily engaged in the financial services business. Set forth below in alphabetical order is a list of certain executive officers and directors of UBS Financial Services Inc. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name	Position(s) Held with UBS Financial Services Inc.	Other Substantial Business, Profession, Vocation or Employment
Diane Frimmel	Director and Managing Director and Director of Operations	None

Marten S. Hoekstra	Director and Chairman, President and Chief Executive Officer	None

Tambra King	Corporate Secretary	None

Tom Naratil	Director and Managing Director	None

John Polanin	Managing Director; Director of Compliance	None

James D. Price	Director and Managing Director and Head of Wealth Management Advisor Group, Americas	None

Mark S. Shelton	Managing Director; General Counsel	None

Michael A. Weisberg	Director and Managing Director; Head of Products and Services	None

UBS Global AM, a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. UBS Global AM is primarily engaged in the investment advisory and financial services business. Set forth below in alphabetical order is a list of certain executive officers and directors of UBS Global AM indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.) Each of UBS Global AM’s officers not disclosed below is dual-hatted, and holds the same office with UBS Global AM (US) as he or she holds with UBS Global AM.

Name	Position(s) held with UBS Global AM	Other Substantial Business, Profession, Vocation or Employment
Joseph J. Allessie	Executive Director, Deputy General Counsel and Assistant Secretary	Deputy General Counsel, Executive Director and Assistant Secretary of UBS Global AM (US)

Name	Position(s) held with UBS Global AM	Other Substantial Business, Profession, Vocation or Employment
Elbridge T. Gerry III	Managing Director—Municipal Fixed Income	Managing Director—Municipal Fixed Income of UBS Global AM (US)

Mark F. Kemper	Managing Director, Secretary and Head of Legal—Americas	Managing Director, Secretary and Head of Legal—Americas of UBS Global AM (US)

Barry M. Mandinach	Board Director, Vice President, Chief Marketing Officer – Americas and Managing Director	Board Director, President and Chief Marketing Officer – Americas and Managing Director and President of UBS Global AM (US)

Joseph McGill	Managing Director and Chief Compliance Officer—Americas	Managing Director and Chief Compliance Officer—Americas of UBS Global AM (US)

John Moore	Board Director, Managing Director, Treasurer and Head of Financial Control—Americas	Board Director, Managing Director, Treasurer and Head of Financial Control—Americas of UBS Global AM (US)

Ryan Nugent	Director and Portfolio Manager	Director and Portfolio Manager of UBS Global AM (US)

Robert Sabatino	Executive Director and Head of US Taxable Money Markets	Executive Director and Head of US Taxable Money Markets of UBS Global AM (US)

Kai R. Sotorp	Board Director, President and Head of the Americas and Member of the UBS Group Managing Board	Board Director and Vice President of UBS Global AM (US) and Member of the UBS Group Managing Board

Keith Weller	Executive Director, Senior Associate General Counsel and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Item 27. Principal Underwriters

(a) UBS Global AM (US) serves as principal underwriter or placement agent for the following other investment companies:

SMA RELATIONSHIP TRUST

THE UBS FUNDS

UBS CASHFUND INC.

UBS INDEX TRUST

UBS INVESTMENT TRUST

UBS MANAGED MUNICIPAL TRUST

UBS MASTER SERIES, INC.

UBS MONEY SERIES

UBS MUNICIPAL MONEY MARKET SERIES

UBS PACE SELECT ADVISORS TRUST

UBS RMA MONEY FUND INC.

MASTER TRUST

(b) UBS Global AM (US) is the principal underwriter of the Registrant. The directors and certain principal executive officers of UBS Global AM (US), their principal business addresses and their positions and offices with UBS Global AM (US) are identified below along with those directors and officers of UBS Global AM (US) who also serve as directors or officers of the Registrant. (While each board director is named below, the list of executive officers has been shortened as the full list would be very long and contain names of persons whose functions are unrelated to the Registrant.)

Name and Address	Position(s) held with Registrant	Position and Offices with Underwriter or Dealer
Joseph J. Allessie*	Vice President and Assistant Secretary	Executive Director, Deputy General Counsel and Assistant Secretary of UBS Global AM (US)

Thomas Disbrow*	Vice President and Treasurer	Executive Director and Head of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Michael Flook*	Vice President and Assistant Treasurer	Associate Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Elbridge T. Gerry III*	Vice President	Managing Director – Municipal Fixed Income of UBS Global AM (US)

Mark F. Kemper**	Vice President and Secretary	Managing Director, Secretary and Head of Legal—Americas of UBS Global AM (US)

Joanne M. Kilkeary*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Tammie Lee*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Steven J. LeMire*	Vice President and Assistant Treasurer	Director (Non-Board) and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Barry M. Mandinach*	None	Board Director, President, Chief Marketing Officer – Americas and Managing Director of UBS Global AM (US)

Joseph McGill*	Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer—Americas of UBS Global AM (US)

Name and Address	Position(s) held with Registrant	Position and Offices with Underwriter or Dealer
John Moore**	None	Board Director, Managing Director, Treasurer and Head of Financial Control—Americas of UBS Global AM (US)

Ryan Nugent*	Vice President	Director and Portfolio Manager of UBS Global AM (US)

Nancy D. Osborn*	Vice President and Assistant Treasurer	Associate Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS Global AM (US)

Robert Sabatino**	Vice President	Executive Director and Head of US Taxable Money Markets of UBS Global AM (US)

Eric Sanders*	Vice President and Assistant Secretary	Director (Non-Board), Associate General Counsel and Assistant Secretary of UBS Global AM (US)

Andrew Shoup*	Vice President and Chief Operating Officer	Managing Director and Global Head of Fund Treasury of UBS Global AM (US)

Kai R. Sotorp**	President	Board Director, Vice President, Head—Americas and Member of the UBS Group Managing Board

Keith A. Weller*	Vice President and Assistant Secretary	Executive Director, Senior Associate General Counsel and Assistant Secretary of UBS Global AM (US)

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(c) None.

Item 28. Location of Accounts and Records

The books and other documents required by (i) paragraphs (b)(4), (c) and (d) of Rule 31a-1 and (ii) paragraphs (a)(3), (a)(4), (a)(5), (c) and (e) of Rule 31a-2 under the Investment Company Act of 1940 are maintained in the physical possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114. Certain information required by Rule 31a-1(b)(1) to be maintained by a money market fund is maintained in the possession of UBS Global AM, at 51 West 52nd Street, New York, New York 10019-6114 and at One North Wacker Drive, Chicago, Illinois 60606. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s transfer agent and custodian.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of August, 2009.

UBS RMA TAX-FREE FUND INC.

By:	/s/ Keith A. Weller
Keith A. Weller Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
/s/ Richard Q. Armstrong	Director and Chairman of the Board of Trustees	August 27, 2009
Richard Q. Armstrong*

/s/ Alan S. Bernikow	Director	August 27, 2009
Alan S. Bernikow*

/s/ Richard R. Burt	Director	August 27, 2009
Richard R. Burt*

/s/ Thomas Disbrow	Vice President and Treasurer	August 27, 2009
Thomas Disbrow

/s/ Meyer Feldberg	Director	August 27, 2009
Meyer Feldberg*

/s/ Bernard H. Garil	Director	August 27, 2009
Bernard H. Garil*

/s/ Heather R. Higgins	Director	August 27, 2009
Heather R. Higgins*

/s/ Kai R. Sotorp	President	August 27, 2009
Kai R. Sotorp*

*	Signatures affixed by Lisa R. Price pursuant to Powers of Attorney dated November 14, 2007 and incorporated by reference from Post-Effective Amendment No. 53 to the registration statement of UBS Master Series, Inc., SEC File No. 33-2524, filed June 26, 2008.

UBS RMA TAX-FREE FUND INC.

EXHIBIT INDEX

Exhibit Number
(9)	Opinion and Consent of Counsel

(10)	Other opinions, appraisals, rulings and consents: Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP